SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

                                 (Amendment No.)


Filed by the Registrant                       [X]
Filed by a party other than the Registrant    [ ]
Check the appropriate box:
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         14a-6(e)(2))
   [X]   Definitive Proxy Statement
   [ ]   Definitive Additional Materials
   [ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                    Westborough Financial Services, Inc.
  ---------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)


  ---------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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previously.  Identify the previous filing by registration statement number, or
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            [LETTERHEAD OF WESTBOROUGH FINANCIAL SERVICES, INC.]


                                                           December 26, 2000


Dear Shareholder:

      You are cordially invited to attend the year 2001 Annual Meeting of Shareholders of Westborough Financial Services, Inc., the holding company for The Westborough Bank, which will be held on January 25, 2001 at 4:00 p.m., local time, at Wyndham Westborough Hotel located at 5400 Computer Drive, Westborough, Massachusetts 01581 (the "Annual Meeting").

      The attached Notice of Annual Meeting and proxy statement describe the formal business that we will transact at the Annual Meeting. In addition to the formal items of business, management will report on the operations and activities of Westborough Financial Services and Westborough Bank and you will have an opportunity to ask questions.

      The Board of Directors of Westborough Financial Services has determined that an affirmative vote on each matter to be considered at the Annual Meeting is in the best interests of Westborough Financial Services and its shareholders and unanimously recommends a vote "FOR" each of these matters.

      Please complete, sign and return the enclosed proxy card promptly, whether or not you plan to attend the Annual Meeting. Your vote is important regardless of the number of shares you own. Voting by proxy will not prevent you from voting in person at the Annual Meeting but will assure that your vote is counted if you cannot attend.

      On behalf of the Board of Directors and the employees of Westborough Financial Services and Westborough Bank, we thank you for your continued support and look forward to seeing you at the Annual Meeting.


                                       Sincerely yours,

                                       /s/ Joseph F. MacDonough

                                       Joseph F. MacDonough
                                       President and Chief Executive Officer



            [LETTERHEAD OF WESTBOROUGH FINANCIAL SERVICES, INC.]



                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                      Date:   Thursday, January 25, 2001
                      Time:   4:00 p.m., local time
                      Place:  Wyndham Westborough Hotel
                              5400 Computer Drive
                              Westborough, Massachusetts 01581

      At our 2001 Annual Meeting, we will ask you to:

      1.    Amend Article VI, Section 1 of Westborough Financial
            Service's Articles of Organization to clarify that directors are allowed to continue serving on the company's board of directors until the annual meeting immediately following his or her 75th birthday.

      2. Elect five directors to serve for a three-year term to expire at the 2004 annual meeting. The following five directors are the Board of Directors' nominees:

            Nelson P. Ball        Earl H. Hutt       Joseph F. MacDonough
            Robert G. Daniel      Roger B. Leland

      3. Ratify the appointment of Wolf & Company, P.C. as our independent public accountants for the fiscal year ending September 30, 2001;

      4.    Adopt the Westborough Financial Services, Inc. 2001 Stock Option
            Plan;

      5. Adopt the Westborough Financial Services, Inc. 2001 Recognition and Retention Plan; and

      6. Transact any other business as may properly come before the Annual Meeting.

      You may vote at the Annual Meeting if you were a shareholder of Westborough Financial Services at the close of business on December 17, 2000, the record date.

                                       By Order of the Board of Directors,


                                       Nelson P. Ball
                                       Clerk

Westborough, Massachusetts
December 26, 2000

============================================================================
You are cordially invited to attend the Annual Meeting. It is important that your shares be represented regardless of the number of shares you own. The Board of Directors urges you to sign, date and mark the enclosed proxy card promptly and return it in the enclosed envelope. Returning the proxy card will not prevent you from voting in person if you attend the Annual Meeting.
============================================================================


                             GENERAL INFORMATION

GENERAL

      We have sent you this proxy statement and enclosed proxy card because the Board of Directors is soliciting your proxy to vote at the Annual Meeting. This proxy statement summarizes the information you will need to know to cast an informed vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares. You may simply complete, sign and return the enclosed proxy card and your votes will be cast for you at the Annual Meeting. This process is described below in the section entitled "Voting Rights."

      One of the purposes of the annual meeting is to consider and vote upon our proposed Westborough Financial Services, Inc. 2001 Stock Option Plan and proposed Westborough Financial Services, Inc. 2001 Recognition and Retention Plan. As indicated in our prospectus dated November 12, 1999, we intended to implement a stock option plan and a recognition and retention plan for our directors, officers and employees after our reorganization to the mutual holding company structure, which was completed in February of 2000. Given that most of the companies with which we compete for directors and management-level employees are public companies that offer stock options and awards as part of their compensation packages, the Board of Directors of Westborough Financial Services believes that approval of these plans will enhance our ability to recruit and retain quality directors and management.

      Under the Westborough Financial Services, Inc. 2001 Stock Option Plan, the total number of options to purchase shares of Westborough Financial Services's common stock authorized under the plan is 55,348, which represented 3.4%of the total number of shares of Westborough Financial Service's common stock issued and outstanding on September 30, 2000. Under the Westborough Financial Services, Inc. 2001 Recognition and Retention Plan, the total number of shares that may be awarded to participants is 22,139, which represented 1.3% of the total number of shares of Westborough Financial Services's common stock issued and outstanding on September 30, 2000. As of December 11, 2000, the aggregate fair market value of the shares of common stock to be purchased under this plan was $228,297, based on the closing sales price per share of Westborough Financial Services common stock of $10.312 on the OTC Bulletin Board on December 11, 2000.

      We began mailing this proxy statement, the Notice of Annual Meeting and the enclosed proxy card on or about December 26, 2000 to all shareholders entitled to vote. If you owned common stock of Westborough Financial Services at the close of business on December 17, 2000, the record date, you are entitled to vote at the Annual Meeting. On the record date, there were 1,581,374 shares of common stock outstanding.

QUORUM

      A quorum of shareholders is necessary to hold a valid meeting. If the holders of at least a majority of the total number of the outstanding shares of common stock entitled to vote are represented in person or by proxy at the Annual Meeting, a quorum will exist. We will include proxies marked as abstentions and broker non-votes to determine the number of shares present at the Annual Meeting.

VOTING RIGHTS

      You are entitled to one vote at the Annual Meeting for each share of the common stock of Westborough Financial Services that you owned as of record at the close of business on December 17, 2000. The number of shares you own (and may vote) is listed at the top of the back of the proxy card.

      You may vote your shares at the Annual Meeting in person or by proxy. To vote in person, you must attend the Annual Meeting and obtain and submit a ballot, which we will provide to you at the Annual Meeting. To vote by proxy, you must complete, sign and return the enclosed proxy card. If you properly complete your proxy card and send it to us in time to vote, your "proxy" (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares FOR each of the proposals identified in the Notice of the Annual Meeting.

      If any other matter is presented, your proxy will vote the shares represented by all properly executed proxies on such matters as a majority of the Board of Directors determines. As of the date of this proxy statement, we know of no other matters that may be presented at the Annual Meeting, other than those listed in the Notice of the Annual Meeting.

VOTE BY WESTBOROUGH BANCORP, MHC

      Westborough, MHC is the holding company of Westborough Financial Services which was formed pursuant to the reorganization of Westborough Bank to a mutual holding company structure on February 15, 2000. As indicated under "Security Ownership of Certain Beneficial Owners and Management," Westborough, MHC owns 65%, or 1,027,893 shares, of the outstanding common stock of Westborough Financial Services.

      All shares of common stock owned by Westborough, MHC will be voted in accordance with the instructions of the Board of Trustees of Westborough, MHC. Westborough, MHC is expected to vote such shares "FOR" Proposals 1, 2 and 3. While Westborough, MHC also intends to vote "FOR" Proposals 4 and 5, the adoption of these proposals requires the approval of a majority of the total votes of the common stock issued and outstanding as of December 17, 2000, exclusive of the shares owned by Westborough, MHC.

VOTE REQUIRED

      Proposals 1 and 3. In order to implement each of Proposals 1 and 3, we must obtain the affirmative vote of the holders of a majority of the shares of our common stock represented in person or by proxy at the Annual Meeting and entitled to vote on each proposal. Under this voting standard, shares as to which the "ABSTAIN" box has been selected on the proxy card will count as shares represented and entitled to vote and will be treated as votes "AGAINST" a proposal. Shares for which no vote is cast with respect to a proposal will be treated as shares that are not represented and will have no effect on the outcome of the vote for that proposal. A broker non-vote with respect to either of these proposals will be treated as shares that are not represented and will have no effect on the outcome of that proposal. Because Westborough, MHC owns more than 50% of Westborough Financial Services's outstanding shares, we expect that Westborough, MHC will control the outcome of the votes on Proposals 1 and 3.

      Proposal 2. For the election of directors under Proposal 2, the nominees who receive the most votes will be elected. Under this voting standard, a failure to vote or an indication of "WITHHOLD AUTHORITY" on your proxy card with respect to any nominee will not count "FOR" or "AGAINST" that nominee. A broker non-vote will have no effect on the outcome of this proposal because only a plurality of votes cast is required to elect a director. Because Westborough, MHC owns more than 50% of Westborough Financial Services's outstanding shares, we expect that Westborough, MHC will control the outcome of the vote on Proposal 2.

      Proposals 4 and 5. In order to implement each of Proposals 4 and 5, the majority of the outstanding shares of our common stock that are not held by Westborough, MHC must be voted "FOR" each proposal. Under this voting standard, we must treat an abstention or failure to vote the same as a vote "AGAINST" a proposal. Shares for which no vote is cast or for which the "ABSTAIN" box has been selected on the proxy card, will be treated the same as a vote "AGAINST" each proposal. A broker non-vote with respect to either of these proposals will be treated the same as a vote "AGAINST" that proposal.

CONFIDENTIAL VOTING POLICY

      Westborough Financial Services maintains a policy of keeping shareholder votes confidential. We only let our Inspector of Election and certain employees of our independent tabulating agent examine the voting materials. We will not disclose your vote to management unless it is necessary to meet legal requirements. We will, however, forward any written comments that you may have to management.

REVOKING YOUR PROXY

      You may revoke your proxy at any time before it is exercised by:

*     Filing with the Clerk a letter revoking the proxy;
*     Submitting another signed proxy with a later date; and
* Attending the Annual Meeting and voting in person, provided you file a written revocation with the Secretary of the Annual Meeting prior to the voting of such proxy.

      If your shares are not registered in your own name, you will need appropriate documentation from your shareholder of record to vote personally at the Annual Meeting. Examples of such documentation include a broker's statement, letter or other document that will confirm your ownership of shares of Westborough Financial Services.

SOLICITATION OF PROXIES

      Westborough Financial Services will pay the costs of soliciting proxies from its shareholders. Directors, officers or employees of Westborough Financial Services and Westborough Bank may solicit proxies by:

*     mail;
*     telephone; and
*     other forms of communication.

      We will also reimburse banks, brokers, nominees and other fiduciaries for the expenses they incur in forwarding the proxy materials to you.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

      Our directors, officers and employees will be granted stock options under the Westborough Financial Services, Inc. 2001 Stock Option Plan being presented for shareholder approval in Proposal 4, if our shareholders approve Proposal 4. Our directors, officers and employees will be awarded restricted stock under the Westborough Financial Services, Inc. 2001 Recognition and Retention Plan being presented for shareholder approval in Proposal 5, if our shareholders approve Proposal 5. As a result, our directors, officers and employees have a personal interest in the outcome of the vote on Proposals 4 and 5.

OBTAINING AN ANNUAL REPORT ON FORM 10-KSB

      If you would like a copy of our Annual Report on Form 10-KSB and audited financials for the year ended September 30, 2000, which will be filed with the Securities and Exchange Commission ("SEC"), we will send you one (without exhibits) free of charge. Please write to:

      Nelson P. Ball, Clerk
      Westborough Financial Services, Inc.
      100 East Main Street
      Westborough, Massachusetts 01581


       SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

PRINCIPAL SHAREHOLDERS OF WESTBOROUGH FINANCIAL SERVICES

      The following table contains common stock ownership information for persons known to Westborough Financial Services to "beneficially own" 5% or more of Westborough Financial Services's common stock as of December 17, 2000. In general, beneficial ownership includes those shares that a person has the power to vote, sell, or otherwise dispose. Beneficial ownership also includes that number of shares which an individual has the right to acquire within 60 days (such as stock options) of the date this table was prepared. Two or more persons may be considered the beneficial owner of the same shares. We obtained the information provided in the following table from filings with the SEC and with Westborough Financial Services. In this proxy statement, "voting power" is the power to vote or direct the voting of shares, and "investment power" includes the power to dispose or direct the disposition of shares.


                  Name and Address of                 Amount and Nature of
Title of Class     Beneficial Owner                   Beneficial Ownership    Percent
--------------    -------------------                 --------------------    -------

Common Stock      Westborough, MHC                          1,027,893          65.0%
$.01 par value    100 East Main Street
                  Westborough, Massachusetts 01581

SECURITY OWNERSHIP OF MANAGEMENT

      The following table shows the number of shares of Westborough Financial Services's common stock beneficially owned by each director, and all directors and executive officers of Westborough Financial Services as a group, as of December 17, 2000. Except as otherwise indicated, each person and each group shown in the table has sole voting and investment power with respect to the shares of common stock listed next to their name.


                                   Position with             Amount and Nature      Percent of
                                    Westborough                of Beneficial       Common Stock
           Name                Financial Services(1)           Ownership(2)       Outstanding(3)
---------------------------    ---------------------         -----------------    --------------

Nelson P. Ball                 Director                              0(4)               *
Edward S. Bilzerian            Director                          3,000                  *
David E. Carlstrom             Director                          2,500                  *
John L. Casagrande             Senior Vice President,
                               Treasurer and Director            1,451(5)               *
William W. Cotting, Jr.        Director                          1,000                  *
Robert G. Daniel               Director                          7,500                  *
Earl H. Hutt                   Director                          3,500                  *
Walter A. Kinell, Jr.          Chairman of the Board             6,500                  *
Robert A. Klugman              Director                          7,500(6)               *
Roger B. Leland                Director                          6,500(7)               *
Joseph F. MacDonough           President, Chief Executive
                               Officer and Director              8,534(8)               *
Paul F. McGrath                Director                          5,000(9)               *
Charlotte C. Spinney           Director                          1,500(10)              *
Phyllis A. Stone               Director                          3,000(11)              *
James E. Tashjian              Director                          2,500(12)              *
Daniel G. Tear                 Director                          1,451                  *

All directors and executive
officers as a group
persons(13)                                                     65,109                4.1%

--------------------
*     Less than one percent of the total outstanding shares of common stock.

<F1>  Titles are for both Westborough Financial Services and Westborough
      Bank.
<F2>  All shares are common stock of Westborough Financial Services, par value $0.01.
<F3>  Based on a total of 1,581,374 shares of Westborough Financial
      Services's common stock outstanding as of December 17, 2000.
<F4>  Excludes 3,500 shares held by his spouse for which Mr. Ball disclaims beneficial ownership.
<F5>  Reflects shares held in Westborough Bank's 401(k) plan.
<F6>  Includes 6,000 shares held in Mr. Klugman's individual retirement account.
<F7>  Includes 2,000 shares held in his spouse's individual retirement account.
<F8>  Includes 1,753 shares held in Mr. MacDonough's individual retirement account, 1,834 shares held in his spouse's individual retirement account, 1,447 shares held in Westborough Bank's 401(k) plan, and 3,500 shares held jointly with his spouse.
<F9>  Reflects shares held in Mr. McGrath's individual retirement account.
<F10> Reflects shares held in Ms. Spinney's individual retirement account.
<F11> Includes 50 shares held by Ms. Stone as custodian for an individual,
      25 shares held by Ms. Stone as custodian under the Uniform Transfer to Minors Act, and 1,500 shares held jointly with her spouse.
<F12> Reflects shares held jointly with his spouse.
<F13> The number of shares for all executive officers and directors as a group includes 44,200 shares held by the Westborough Financial Services, Inc. Employee Stock Ownership Plan ("ESOP") Trust, over which certain directors and executive officers may be deemed to have shared investment power. The shares have not yet been allocated to the individual accounts as of December 17, 2000. The individual participants in the ESOP have shared voting power with the ESOP Trustee.

                DISCUSSION OF PROPOSALS RECOMMENDED BY BOARD



                      ---------------------------------
                                 PROPOSAL 1
                    AMENDMENT OF ARTICLES OF ORGANIZATION
                    TO REVISE AGE LIMITATION OF DIRECTORS
                      ---------------------------------

      The proposed amendment to Article VI, Section 6.2, Clause A of Westborough Financial Service's Articles of Organization revises the age limitation of directors who may serve on the Westborough Financial Services Board of Directors. Currently, directors may not be elected to a term which extends beyond his or her 75th birthday. The proposed amendment would allow directors to continue serving on the Westborough Financial Services Board of Directors until the annual meeting immediately following his or her 75th birthday.

      Attached as Exhibit A to this proxy statement is the proposed amendment to Article VI, Section 6.2, Clause A of Westborough Financial Services's Articles of Organization.

      In addition, the Board of Directors has adopted a similar amendment to
Article II, Section 1 of Westborough Financial Services's Bylaws. Under
Article VIII, Section 1 of Westborough Financial Services's Bylaws, we must notify each of our shareholders who was a shareholder on the record date for the 2001 annual meeting of the amendment to the Bylaws. This notice must be given to all shareholders on the record date no later than the date that the Notice of the 2001 Annual Meeting is first given to shareholders. In accordance with such requirements, this proxy statement constitutes notice to shareholders of Westborough Financial Services of the amendment to
Article II, Section 1 of the Bylaws.

============================================================================
The Board of Directors unanimously recommends a vote "FOR" the proposed amendment of the Articles of Organization revising the age limitation of directors serving on the Board.
============================================================================



                      ---------------------------------
                                 PROPOSAL 2
                            ELECTION OF DIRECTORS
                      ---------------------------------

GENERAL

      The Board has nominated five persons for election as directors at the Annual Meeting. The nominees are currently serving on Westborough Financial Services's Board of Directors. If you elect the nominees, they will hold office until the Annual Meeting in 2004, or until their successors have been elected.

      We know of no reason why any nominee may be unable to serve as a director. If any nominee is unable to serve, your proxy may vote for another nominee proposed by the Board. If for any reason these nominees prove unable or unwilling to stand for election, the Board will nominate alternates or reduce the size of the Board of Directors to eliminate the vacancy. The Board has no reason to believe that its nominees would prove unable to serve if elected.


NOMINEES AND CONTINUING DIRECTORS


                                                   Position(s)
                                                    Held with
                                    Term      Westborough Financial
                         Age(1)    Expires          Services                Director Since(2)
                         ------    -------    ---------------------         -----------------

Nominees
--------

Nelson P. Ball             69       2001      Director and Clerk                  1980
Robert G. Daniel           71       2001      Director                            1969
Earl H. Hutt               73       2001      Director                            1988
Roger B. Leland            71       2001      Director                            1974
Joseph F. MacDonough       54       2001      President, Chief Executive          1982
                                              Officer and Director

Continuing Directors
--------------------

Edward S. Bilzerian        67       2002      Director                            1993
Paul F. McGrath            54       2002      Director                            1993
Charlotte C. Spinney       64       2002      Director                            1991
Phyllis A. Stone           57       2002      Director                            1999
James E. Tashjian          59       2002      Director                            1973
David E. Carlstrom         66       2003      Director                            1976
John L. Casagrande         54       2003      Senior Vice President,              1994
                                              Treasurer and Director
William W. Cotting, Jr.    54       2003      Director                            1988
Walter A. Kinell, Jr.      71       2003      Chairman of the Board               1967
Robert A. Klugman          49       2003      Director                            1991
Daniel G. Tear             74       2003      Director                            1985

--------------------
<F1>  As of September 30, 2000.
<F2>  Includes service as a trustee of Westborough Bank prior to the formation of Westborough Financial Services in 2000.

      The principal occupation and business experience of each nominee for election as director and each continuing director are set forth below.

NOMINEES

      Nelson P. Ball is the owner of Ball Financial Services, Co., located in Westborough, Massachusetts. He has served as a financial services consultant for over 35 years and is a member of the National Association of Securities Dealers, Inc.

      Robert G. Daniel was employed in various capacities, including President and Treasurer, at Carlson Daniel Insurance Agency, Inc., located in Westborough, Massachusetts from 1958 to 1994. Mr. Daniel sold insurance from 1994 to 1996 for Allied American Agency following its acquisition of Carlson Daniel Insurance. From 1996 to 1999, Mr. Daniel served as President and Treasurer of Westborough Insurance Agency, Inc., a non-active corporation used as a vehicle for payments from Allied American as negotiated in connection with the acquisition of Carlson Daniel. Westborough Insurance Agency Inc. dissolved in 1999.

      Earl H. Hutt has served as an investment advisor and portfolio manager for private industry for over 20 years.

      Robert B. Leland has practiced estate, tax and real estate law at Leland Law Associates for over 30 years. During that time, he also served as an insurance broker, selling life and casualty insurance products, through Leland Insurance Agency, Inc. Leland Law Associates and Leland Insurance Agency are located in Northborough, Massachusetts.

      Joseph F. MacDonough has served as President and Chief Executive Officer of Westborough Bank since 1994 and of Westborough Financial Services since its inception in 2000. He joined Westborough Bank in 1981 and served as Vice President and Treasurer until his appointment as President. Mr. MacDonough serves on the Board of Trustees of The Savings Bank Employees' Retirement Association and is a certified public accountant.

CONTINUING DIRECTORS

      Edward S. Bilzerian is president of Bilzerian Consulting Group, Inc., a privately held company located in Worcester, Massachusetts, specializing in small business turnarounds. He has been self-employed for over 14 years.

      Paul F. McGrath is a certified public accountant and has served as President of Mottle McGrath Braney & Flynn, P.C. for over five years. Mottle McGrath is a certified public accounting firm, located in Worcester, Massachusetts, that provides accounting, tax and business advisory services throughout central New England.

      Charlotte C. Spinney is a retired social studies teacher. She taught at Westborough High School for 41 years and, during that time, she created the curriculum for the community service component of the school's Sociology course.

      Phyllis A. Stone has served as Vice President and Treasurer of Comey Oil Co., Inc., located in Westborough, Massachusetts, for the past 13 years. Prior to her appointment as Vice President, she served in various other capacities within Comey Oil for over 30 years. She is past Treasurer of the Regatta Point Community Sailing Inc. of Worcester, Massachusetts.

      James E. Tashjian is a partner in the law firm of Tashjian, Simsarian & Wickstrom, located in Worcester, Massachusetts. He has engaged in the general practice of law for over 30 years.

      David E. Carlstrom has served as President of Carlstrom Pressed Metal Co., Inc. for over 25 years. Carlstrom Pressed Metal is located in Westborough, Massachusetts.

      John L. Casagrande has served as the Senior Vice President and Treasurer of Westborough Bank since 1993. He joined Westborough Bank after having been employed as a senior bank officer and certified public accountant for over 15 years at various times by several financial institutions (including mutual and stock institutions) and the accounting firm of Peat Marwick.

      William W. Cotting, Jr. has been an attorney in private practice for over 20 years. His practice is located in Northborough, Massachusetts.

      Walter A. Kinell, Jr. has served as Chairman of the Board for Westborough Bank since 1994 and for Westborough Financial Services since its inception in 2000. Mr. Kinell joined Westborough Bank in 1949 as an assistant treasurer, became President and Chief Executive Officer in 1969 and retired from this position in 1994.

      Robert A. Klugman, M.D., F.A.C.P. has practiced general medicine in Westborough, Massachusetts for over 20 years. Dr. Klugman is currently an Associate Professor of Clinical Medicine at the University of Massachusetts Medical School as well as Division Chief of Community Internal Medicine at the UMASS/ Memorial.

      Daniel G. Tear has served as a consultant to businesses in the area of management psychology for the past 30 years.

============================================================================
The Board of Directors unanimously recommends a vote "FOR" all of the nominees for election as directors.
============================================================================

             INFORMATION ABOUT BOARD OF DIRECTORS AND MANAGEMENT

BOARD OF DIRECTORS

      Westborough Financial Services's Board of Directors currently consists of 16 members. Westborough Financial Services's Articles of Organization provides that the Board shall be divided into three classes. The terms of five directors expire at the Annual Meeting.

      The Board of Directors oversees our business and monitors the performance of our management. In accordance with our corporate governance procedures, the Board of Directors does not involve itself in the day-to-day operations of Westborough Financial Services. Westborough Financial Services's executive officers and management oversee the day-to-day operations of Westborough Financial Services. Our directors fulfill their duties and responsibilities by attending regular meetings of the Board which are held on a monthly basis. Our directors also discuss business and other matters with the Chairman, other key executives, and our principal external advisers (legal counsel, auditors, financial advisors and other consultants).

      The Board of Directors held four regular meetings and three special meetings during the fiscal year ended September 30, 2000. Each incumbent director attended at least 75% of the meetings of the Board of Directors, plus meetings of committees on which that particular director served during this period.

COMMITTEES OF THE BOARD

      The Board of Directors of Westborough Financial Services has established the following committees:

EXECUTIVE        The Executive Committee exercises the powers of the Board
COMMITTEE        of Directors in between Board meetings.

                 Directors Carlstrom, Daniel, Klugman, Leland, MacDonough, and Tashjian currently serve as members of the committee. Mr. MacDonough is the Chairman of the Committee. The Executive Committee met 45 times in the 2000 fiscal year.

COMPENSATION     The Compensation Committee provides advice and
COMMITTEE        recommendation to the Board of Directors in the areas of
                 employee salaries and benefit programs.

                 Directors Carlstrom, Daniel and Leland currently serve on the committee. Mr. Daniel is the Chairman of the Committee. The Compensation Committee met nine times in the 2000 fiscal year.

LONG RANGE       The Long Range Planning Committee sets long range goals and
PLANNING         objectives and develops plans for their achievement.
COMMITTEE
                 Directors Carlstrom, Daniel, Kinell, Klugman, Leland,
                 MacDonough, Tashjian and Tear currently serve on the committee. Mr. Leland is the Chairman of the Committee. The
                 Long Range Planning Committee met 10 times in the 2000 fiscal year.

NOMINATING       The Nominating Committee recommends nominees for election
COMMITTEE        as directors and reviews if any shareholder nominations
                 comply with the notice procedures set forth in Westborough
                 Financial Service's Bylaws.

                 Westborough Financial Service's Bylaws set forth a procedure for shareholders to nominate directors by notifying the Clerk of Westborough Financial Services in writing and meeting other requirements set forth in the Bylaws.

                 Directors Carlstrom, McGrath and Tear currently serve on the committee. Mr. McGrath is the Chairman of the Committee. The Nominating Committee met in October, 2000 to select the nominees for election as directors at the Annual Meeting.

AUDIT            The Audit Committee reviews the annual audit prepared by
COMMITTEE        the independent accountants and recommends the appointment of accountants. The board of directors of Westborough
                 Financial Services has adopted a written charter for the Audit Committee, which is attached to this proxy statement as Exhibit B.

                 Directors Bilzerian, Hutt and McGrath currently serve as members of the committee. Mr. Hutt is the Chairman of the Committee. All members of the Audit Committee are independent directors.

                 The Audit Committee met five times in the 2000 fiscal year.

AUDIT COMMITTEE REPORT

         WESTBOROUGH FINANCIAL SERVICES, INC. AUDIT COMMITTEE REPORT

      The following Audit Committee Report is provided in accordance with the rules and regulations of the Securities and Exchange Commission (the "SEC"). Pursuant to such rules and regulations, this report shall not be deemed "soliciting materials," filed with the SEC, subject to Regulation 14A or 14C of the SEC or subject to the liabilities of section 18 of the Securities Exchange Act of 1934, as amended.

      The Audit Committee has reviewed and discussed the audited financial statements with management. The committee has also reviewed and discussed with Wolf & Company, P.C., their independent auditors the matters required to be discussed by SAS 61, as may be modified or supplemented.

      The Audit Committee also has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No.1, Independence Discussions with Audit Committee), as may be modified or supplemented, and has discussed with Wolf & Company its independence.

      Based on the foregoing discussions, the Audit Committee recommended to the Board of Directors of Westborough Financial Services that the audited financial statements be included in the Westborough Financial Services's Annual Report on Form 10-KSB for the year ended September 30, 2000.

                                       Audit Committee of Westborough
                                       Financial Services, Inc.

                                       Earl H. Hutt (Chairman)
                                       Edward S. Bilzerian
                                       Paul M. McGrath

DIRECTORS' COMPENSATION

      Meeting Fees. Currently, each non-employee director of Westborough Bank receives the following fees:

      *     fee of $250 per Board of Directors meeting attended; and
      * fee of $250 per committee meeting attended, with the Chairman of each committee receiving a fee of $275.

      In addition, Directors Carlstrom, Daniel, Klugman, Leland, and Tashjian receive an annual retainer of $5,000 as members of the Executive Committee, while Director Kinell receives an annual retainer of $5,000 as Chairman of the Board. Directors Bilzerian, Hutt and McGrath receive an annual retainer equal to $3,500 as members of the Audit Committee. Directors Ball, Cotting, Spinney, Stone and Tear receive an annual retainer of $2,500.

      Total directors' meeting and committee fees for fiscal 2000 were $89,350. We do not compensate our employee-directors for service as directors. Directors are also entitled to the protection of certain indemnification provisions in our Articles of Organization.

      Recognition and Retention Plan and Stock Option Plan. Our directors are eligible to participate in the Westborough Financial Services, Inc. 2001 Stock Option Plan and Westborough Financial Services, Inc. 2001 Recognition and Retention Plan. These stock benefit plans are discussed under "-Benefit Plans," "Stock Option Plan" and "Recognition and Retention Plan."

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

      The following individuals are executive officers of Westborough Financial Services and Westborough Bank and hold the offices set forth below opposite their names.

      Biographical information and the business experience of each non-director executive officer of Westborough Financial Services and Westborough Bank is set forth below.

      In addition to Messrs. Casagrande and MacDonough, Westborough Financial Services and Westborough Bank have the following executive officers:

      Vickie A. Bouvier, age 43, has worked for Westborough Bank since 1976 in various capacities and has been the Vice President, Operations Officer since 1994.

      Margaret I. Duquette, age 48, has worked for Westborough Bank as its Director of Human Resources since 1997. Prior to 1997, she held the position of Director of Human Resources at Bay State Savings Bank in Worcester, Massachusetts where she worked for 19 years.

      Robert K. McCann, age 43, is currently the Vice President of Commercial Lending, a position he has held since October 2000. Mr. McCann is responsible for supervising the operation of the commercial loan department and developing new commercial relationships. Mr. McCann joined Westborough Bank in 1999 as Assistant Vice President. Prior to joining Westborough Bank, he worked at Citizens-Union Savings Bank, located in Massachusetts.
Mr. McCann has over 19 years of finance and banking experience.

      Alexander P. Tautkas, age 56, is currently the Vice President and Senior Loan Officer of Westborough Bank, an office which he has held since 1997. He is responsible in this capacity for Westborough Bank's loan portfolio. He has been employed by Westborough Bank in various positions since 1977.

      Sharyn L. Tomasso, age 36, is Vice President of Marketing and Retail Sales, a position she has held since 1999. Prior to joining Westborough Bank in 1999, she served as Executive Vice President of Market Development for Cookson & Company, Marketing Communications.

EXECUTIVE COMPENSATION

      The following table sets forth compensation paid during the fiscal years ended September 30, 2000 and 1999 to the Chief Executive Officer of Westborough Financial Services and Westborough Bank and to the other most highly compensated executive officer of Westborough Financial Services and Westborough Bank whose salary and bonus for 2000 was at least $100,000.


                                            Summary Compensation Table
                                                Annual Compensation
                          -------------------------------------------------------------
                                                              Other
                                                              Annual        All Other
Name and Principal                                         Compensation    Compensation
    Positions             Year    Salary($)    Bonus($)       ($)(1)          ($)(2)
------------------        ----    ---------    --------    ------------    ------------


Joseph F. MacDonough      2000    $178,644           -          -             37,328
 President and Chief      1999    $156,437     $29,371          -             38,405
 Executive Officer

John L. Casagrande        2000    $ 99,012           -          -             17,531
 Senior Vice President    1999    $ 87,331     $19,931          -             18,092
 and Treasurer

--------------------
<F1>  Westborough Bank provides Mr. MacDonough with certain non-cash benefits and perquisites, such as the use of an automobile, club membership dues and certain other personal benefits, the aggregate value of which did not exceed the lesser of $50,000 or 10% of the total annual salary and annual bonus reported for him in the Summary Compensation Table.
<F2>  Includes the dollar value of the benefit to Mr. MacDonough and Mr.
      Casagrande of the premiums paid by Westborough Bank under their split dollar life insurance arrangements and contributions on behalf of Westborough Bank's 401(K) plan. The full amount of the premiums paid by Westborough Bank under the split dollar life insurance arrangement will be refunded to it from the proceeds of the split dollar life insurance policy.

      Westborough Financial Services had entered into separate employment agreements with Messrs. MacDonough and Casagrande to secure their services as President and Chief Executive Officer, and Senior Vice President and Treasurer, respectively. The employment agreements provide for an initial term of three years in the case of Mr. MacDonough, and two years in the case of Mr. Casagrande. Commencing on the first anniversary of the effective date of each agreement, and continuing on each anniversary date thereafter, the employment agreements may be extended, after review by the Compensation Committee of the Board of the executive's performance, for an additional one-year period, so that the remaining term will be three years in the case of Mr. MacDonough, and two years in the case of Mr. Casagrande.

      The employment agreements provide for each executive's base salary to be reviewed annually by the Board. Each executive's base salary may be adjusted based on his job performance and the overall performance of Westborough Financial Services and Westborough Bank. In addition to base salary, each employment agreement provides for participation in stock, retirement, and welfare benefit plans and eligibility for fringe benefits applicable to executive personnel. Mr. MacDonough's agreement provides for the reimbursement of his ordinary and necessary business expenses, which specifically include travel and entertainment expenses, expenses related to the use of an automobile, and fees for membership in clubs and organizations that he and Westborough Financial Services agree are for business purposes. Mr. Casagrande's agreement provides for the reimbursement of his ordinary and necessary business expenses, which specifically include certain travel and entertainment expenses.

      Westborough Financial Services may terminate each executive's employment at any time with or without cause, and each executive may resign at any time provided he provides 30 days' prior written notice and fully cooperates in the transition of his duties. In the event an executive's employment is terminated without cause during the term of the employment agreement, the executive will be entitled to severance benefits. These severance benefits include a lump sum payment equal to the present value of the base salary and bonus payments that would have been made to the executive for the remaining term of his employment agreement, assuming the executive would have been awarded a bonus for each year remaining in the agreement term equal to the highest annual bonus paid to him in the preceding three year period and paid his base salary during the remaining agreement term at the annual rate in effect as of the termination. In addition, the executive would be entitled to continue his participation in the group life, health, dental, accidental death and long-term disability plans sponsored by Westborough Bank for the remaining term of his employment agreement. The same severance benefits would be payable if the executive resigns during the term of the employment agreement following: failure of the Board to reappoint the executive to the position provided for in his employment agreement; failure of Westborough Financial Services to vest in the executive the duties set forth in the agreement, if not cured; and Westborough Financial Services's material breach of the agreement. The employment agreements also provide certain uninsured benefits in the event the executive's employment terminates because of death or disability.

      Under his employment agreement, Mr. MacDonough agrees that for the three year period following his termination of employment, he will not take a position with any competitor that would require him to work within a 50 mile radius of the headquarters of Westborough Financial Services or Westborough Bank. Mr. Casagrande agrees under his employment agreement that for a period of two years following his termination of employment he will not take a position with any competitor that would require him to work within a 30 mile radius of the headquarters of Westborough Financial Services or Westborough Bank.

      Change in Control Provisions. In the event Mr. MacDonough or Mr. Casagrande resigns for any reason or is terminated without cause following a change in control of Westborough Financial Services or Westborough Bank, he will be entitled to certain severance benefits. These severance benefits include a lump sum payment equal to the present value of the base salary and bonus payments that would have been made to the executive for the remaining term of his employment agreement, assuming the executive would have been awarded a bonus for each year remaining in the agreement term equal to the highest annual bonus paid to him in the preceding three year period and paid his base salary during the remaining agreement term at the annual rate in effect as of the termination. However, in no event will the amount of this lump sum payment be less than 2.99 multiplied by the executive's average annual compensation for the preceding five years. In addition, the executive will be entitled to continue his participation in the group life, health, dental, accidental death and long-term disability plans sponsored by Westborough Bank for the remaining term of his employment agreement. A second-step conversion will not trigger additional benefits or accelerate benefits under the employment agreements or under any other arrangement.

      If Westborough Financial Services or Westborough Bank experiences a change in ownership, a change in effective ownership or control or a change in the ownership of a substantial portion of their assets as contemplated by section 280G of the Internal Revenue Code, a portion of any severance payments under the employment agreements might constitute an "excess parachute payment" under current federal tax laws. Any excess parachute payment would be subject to a 20% federal excise tax payable by the executive. Neither Westborough Bank nor Westborough Financial Services could claim a federal income tax deduction for an excess parachute payment. The employment agreements require Westborough Financial Services to indemnify each executive against the financial effects of the excise tax.

BENEFIT PLANS

      Pension Plans. Westborough Bank maintains a tax-qualified pension plan that covers substantially all employees who have attained age 21 and have at least one year of service. The following table shows the estimated aggregate benefits payable under the pension plan upon retirement at age 65 with various years of service and average compensation combinations.


                                       Years of Service
  Average       --------------------------------------------------------------
Compensation      10         15         20         25         30         35
------------    -------    -------    -------    -------    -------    -------

$100,000        $16,394    $24,590    $32,787    $40,984    $40,984    $40,984
$125,000        $21,019    $31,528    $42,037    $52,547    $52,547    $52,547
$150,000        $25,644    $38,465    $51,287    $64,109    $64,109    $64,109
$160,000        $27,494    $41,240    $54,987    $68,734    $68,734    $68,734
$175,000        $29,344    $44,015    $58,687    $73,359    $73,359    $73,359
$200,000        $29,344    $44,015    $58,687    $73,359    $73,359    $73,359
$300,000        $29,344    $44,015    $58,687    $73,359    $73,359    $73,359
$400,000        $29,344    $44,015    $58,687    $73,359    $73,359    $73,359

      The benefits shown in the preceding table are annual benefits payable in the form of a single life annuity and are not subject to any deduction for Social Security benefits or other offset amounts. At September 30, 2000, Mr. MacDonough's and Mr. Casagrande's average compensation and estimated years of service were $158,162 and 22.9 years of service and $99,150 and
6.75 years of service, respectively.

      Mr. MacDonough and Mr. Casagrande are entitled to supplemental retirement benefits under an Executive Supplemental Compensation Agreement each has entered into with Westborough Bank. Under each agreement, the executive is entitled to an annual retirement benefit, payable at age 65 in the form of a single life annuity, equal to 70% of his benefit computation base in the case of Mr. MacDonough and 50.4% of his benefit computation base in the case of Mr. Casagrande, but reduced by the sum of: 2% multiplied by the executive's annual primary Social Security benefit multiplied by his years of service, plus his annual retirement benefit under any tax-qualified pension plan, plus the annual annuity payable to the executive under his Split Dollar Agreement. Under the agreements, the executive's benefit computation base is his average annual compensation during the 12 consecutive calendar quarters in which his compensation is the highest.

      401(k) Plan. Westborough Bank maintains a tax-qualified 401(k) defined contribution plan for employees who have attained age 21 and have at least one year of service. Eligible employees may take pre-tax contributions to the plan through salary reduction elections from 1% to 15% of annual compensation, subject to limitations of the Internal Revenue Code. Westborough Bank makes a matching contribution to the plan equal to 25% of the first four percent of annual compensation contributed to the plan on a pre-tax basis by the eligible employee.

      Employee Stock Ownership Plan. This plan is a tax-qualified plan that covers substantially all employees of Westborough Bank and Westborough Financial Services who have at least one year of service and have attained age 21.

      Although contributions to this plan are discretionary, Westborough Bank intends to continue contributing enough money each year to make the required principal and interest payments on the loan from Westborough Financial Services. This loan is for a term of 15 years and calls for level annual payments of principal and interest. The plan has pledged the shares as collateral for the loan and holds them in a suspense account.

      The plan will release a portion of the pledged shares annually, allocating the shares released each year among the accountants of participants in proportion to their salary for the year. For example, if a participant's base salary for a year represents 1% of the total base salaries of all participants for the year, the plan would allocate to that participant 1% of the shares released for the year. Participants direct the voting of shares allocated to their accounts. Shares in the suspense account will usually be voted in a way that mirrors the votes which participants cast for shares in their individual accounts.

      This plan may purchase additional shares in the future, and may do so using borrowed funds, cash dividends, periodic employer contributions or other cash flow.

      Benefit Restoration Plan. Westborough Financial Services has also adopted a benefit restoration plan for Mr. MacDonough. This plan is designed to provide Mr. MacDonough with the benefits that would otherwise be earned by him as a participant in the 401(k) plan and the employee stock ownership plan if such benefits were not limited by certain provisions of the Internal Revenue Code. The benefit restoration plan provides for a benefit equal in value to the allocations under the employee stock ownership plan and the 401(k) that would have been made on Mr. MacDonough's behalf but for these IRS limits, including employer matching contributions that would have been made under the 401(k) plan if Mr. MacDonough had elected to make pre-tax contributions to the 401(k) plan up to the maximum percentage of salary permitted under the terms of the plan and the annual IRS limit on pre-tax contributions did not apply.

      Under the benefit restoration plan, a bookkeeping account has been established for Mr. MacDonough which will be credited with a number of "stock units" equal to the number of shares that could not be allocated on his behalf under the employee stock ownership plan each year because of the IRS limits. The value of this supplemental employee stock ownership plan bookkeeping account at any time is equal to the number of stock units credited to the account multiplied by the current fair market value per share. A bookkeeping account also has been established for Mr. MacDonough which will be credited each year with an amount equal to the employer matching contributions that could not be allocated to his account under the 401(k) plan because of the IRS limits. Each year, this supplemental employer matching contribution bookkeeping account will be credited with hypothetical investment earnings as if the amount credited to the account were invested either in 30-year Treasury securities or in other investment funds selected by the Compensation Committee.

      Unless a different time or form of distribution is elected by Mr. MacDonough within the 30 day period following the effective date of the plan, the value of his supplemental employee stock ownership plan and employer matching contribution bookkeeping accounts will be paid to him in one lump sum cash payment as soon as possible following the end of the calendar year in which his employment terminates. The benefit restoration plan is an unfunded plan, and benefits payable thereunder will be paid from the general assets of Westborough Financial Services.

      Stock Option Plan. The Board of Directors of Westborough Financial Services has adopted the Westborough Financial Services, Inc. 2001 Stock Option Plan. This plan is subject to the approval of the shareholders other than Westborough, MHC at the Annual Meeting. See "Proposal 4 - Option Plan."

      Recognition and Retention Plan. The Board of Directors of Westborough Financial Services has adopted the Westborough Financial Services, Inc. 2001 Recognition and Retention Plan. This plan is subject to the approval of the shareholders other than Westborough, MHC at the Annual Meeting. See "Proposal 5 - and Retention Plan."

TRANSACTIONS WITH CERTAIN RELATED PERSONS

      Westborough Bank does not make loans to its executive officers or employees. However, Westborough Bank does make loans to its non-employee directors. These loans bear interest at the same rate as loans offered to non-director borrowers and have the same underwriting terms that apply to non-director borrowers. The outstanding principal balance of such loans to directors totaled $266,451 or 1.1%, of Westborough Financial Services's total equity at September 30, 2000.

      Westborough Financial Services retains the law firm of Tashjian, Simsarian & Wickstrom. Mr. James Tashjian, a director of Westborough Financial Services and Westborough Bank, and a trustee of Westborough, MHC, has been a partner of Tashjian, Simsarian & Wickstrom since 1995. The legal fees received by the law firm for professional services rendered to Westborough Bank during the year ended September 30, 2000 did not exceed 5% of the firm's gross revenues. For 2000, the firm received approximately $48,400 from borrowers of Westborough Bank to review loan documentation.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Westborough Financial Service's directors and executive officers, and persons who own more than 10% of Westborough Financial Service's common stock, to report to the SEC their initial ownership of Westborough Financial Services's common stock and any subsequent changes in that ownership. Specific due dates for these reports have been established by the SEC and Westborough Financial Services is required to disclose in this proxy statement any late filings or failures to file.

      To Westborough Financial Service's knowledge, based solely on its review of the copies of such reports furnished to Westborough Financial Services and written representations that no other reports were required during the fiscal year ended September 30, 2000, all Section 16(a) filing requirements applicable to Westborough Financial Service's executive officers and directors during fiscal 2000 were met.

                      ---------------------------------
                                 PROPOSAL 3

                         RATIFICATION OF APPOINTMENT
                      OF INDEPENDENT PUBLIC ACCOUNTANTS
                      ---------------------------------

      The Board of Directors has appointed Wolf & Company, P.C. to act as the independent public accountants for Westborough Financial Services for the fiscal year ending September 30, 2001, and we are asking shareholders to ratify the appointment. Representatives of Wolf & Company, P.C. are expected to attend the Annual Meeting.

============================================================================
The Board of Directors unanimously recommends a vote "FOR" the ratification of the appointment of Wolf & Company, P.C. as independent public accountants for Westborough Financial Services.
============================================================================


                      ---------------------------------
                                 PROPOSAL 4

            ADOPTION OF THE WESTBOROUGH FINANCIAL SERVICES, INC.
                           2001 STOCK OPTION PLAN
                      ---------------------------------

GENERAL

      The Board of Directors has adopted the Westborough Financial Services, Inc. 2001 Stock Option Plan, subject to approval by the holders of a majority of Westborough Financial Services's outstanding shares of common stock that are not owned by Westborough, MHC. Provided below is a summary of our reasons for adopting this plan and seeking the approval of our shareholders. The following summary is qualified in its entirety by the full text of the plan document. The plan document is included at the end of this proxy statement as Exhibit C and is incorporated by reference into this proposal.

WHY WE ARE ASKING FOR SHAREHOLDER APPROVAL

      We are asking our shareholders to approve the Westborough Financial Services, Inc. 2001 Stock Option Plan so that we will be able to grant stock options to our directors and officers. Most of the companies with which we compete for directors and management-level employees are public companies that offer stock options as part of their director and officer compensation packages. By approving this plan, our shareholders will enable us to offer a more competitive compensation package in attracting and retaining highly qualified directors and officers. In addition, the value of the stock options that we would grant under this plan relates directly to the market price of our common stock. Adding stock options to our compensation package would link the financial interests of our directors and officers with the financial interest of our shareholders.

IF WE DO NOT RECEIVE SHAREHOLDER APPROVAL, WE WILL NOT IMPLEMENT THE PLAN

      Applicable Massachusetts banking regulations did not permit us to implement a stock option plan during the first six months after the completion of Westborough Bank's stock conversion and our initial public offering. These regulations permit us to implement a stock option plan after six months and before the first anniversary of these events only if we obtain the approval of the holders of a majority of our shares of common stock that are not owned by Westborough, MHC. If we do not receive this approval, it will not be possible for us to grant stock options. In this event, we expect that the Board will consider substituting other forms of compensation to assure that our compensation packages for officers and directors are competitive with those of other publicly traded financial services companies in our market area.

PURPOSE OF THE OPTION PLAN

      The purpose of the option plan is to promote growth and profitability to Westborough Financial Services and its shareholders, to provide certain key officers, employees and directors of Westborough Financial Services and its affiliates with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence and to provide such individuals with an equity interest in Westborough Financial Services.

DESCRIPTION OF THE OPTION PLAN

      Administration. The plan will be administered by the members of the Compensation Committee of Westborough Financial Services who are "disinterested directors" under the federal tax and securities laws. In general, disinterested directors are directors who (1) are not, and never were, officers or employees of Westborough Financial Services or Westborough Bank; and (2) do not receive material compensation from Westborough Financial Services or Westborough Bank except for service as a director. The administrative committee must have at least two members and has broad discretionary powers.

      Stock Subject to the Option Plan. Westborough Financial Services has reserved 55,348 shares of its common stock for issuance upon the exercise of options under the plan. Such shares may be authorized and unissued shares or shares previously issued that Westborough Financial Services has reacquired. Any shares subject to grants under the option plan which expire or are terminated, forfeited or canceled without having been exercised or vested in full, shall be available for new option grants. As of December 11, 2000, the aggregate fair market value of the shares reserved for issuance under the plan was $570,749, based on the latest closing sales price per share of Westborough Financial Services common stock of $10.312 on the OTC Bulletin Board on December 11, 2000.

      Eligibility. The compensation committee for the plan selects the people who receive stock option grants. Any employee, officer or employee of Westborough Financial Services, Westborough Bank or any affiliate approved by the compensation committee may be selected to receive option grants. As of December 17, 2000, the compensation committee had not selected the employees and directors who will be eligible to receive option grants.

      Terms and Conditions of Options. The administrative committee sets the terms and conditions of the stock options that it grants. In setting terms and conditions, it must observe the following restrictions:

      * It may not grant options to purchase more than 13,837 shares to any one employee. In addition, it may not grant options to purchase more than 2,767 shares of our common stock to any one non-employee director or options to purchase more than 16,604 shares of our common stock to all outside directors in the aggregate.

      * It may not grant a stock option with a purchase price that is less than the fair market value of a share of our common stock on the date it grants the stock option.

      * It may not grant a stock option with a term that is longer than 10 years.

      * It may not grant options that become exercisable more rapidly than at the rate of 20% per year measured from the date we receive shareholder approval for the plan, with acceleration permitted only in the case of death or disability.

      * It may not grant options with an effective date that is before the date that we receive shareholder approval for the plan.

      The committee may grant incentive stock options that qualify for special federal income tax treatment or non-qualified stock options that do not qualify for special federal income tax treatment. Incentive stock options are subject to certain additional restrictions under the Internal Revenue Code and the plan.

      Upon the exercise of an option, the exercise price of the option must be paid in full. Payment may be made in cash, common stock of Westborough Financial Services already owned by the option holder, shares to be acquired by the option holder upon exercise of the option, or in such other consideration as the administrative committee authorizes. Options may be transferred prior to exercise only to certain family members, certain non-profit organizations, and on death of the option holder.

      Mergers and Reorganizations; Adjustments for Extraordinary Dividends. The number of shares available under the plan, the maximum limits on option grants to individual officers and directors and to non-employee directors in the aggregate, and the number of shares subject to outstanding options will be adjusted to reflect any merger, consolidation or business reorganization in which Westborough Financial Services is the surviving entity, and to reflect any stock split, stock dividend or other event generally affecting the number of shares. If a merger, consolidation or other business reorganization occurs and Westborough Financial Services is not the surviving entity, outstanding options may be canceled upon written notice to the option holder so long as the option holder receives payment determined by the Board to be of a value equivalent to the value of the canceled options.

TERMINATION OR AMENDMENT OF THE OPTION PLAN

      This plan will be in effect for a ten-year period that will begin on the date of shareholder approval and will end on the tenth anniversary of the date of shareholder approval. The Board of Directors may suspend or terminate the plan before then. It may also amend this plan at any time and in any respect. Any amendment that would change the class of eligible employees, increase the number of stock options that may be granted to any person or in total, or reduce the minimum option price must first be approved by our shareholders.

FEDERAL INCOME TAX CONSEQUENCES

      The following discussion is intended to be a summary and is not a comprehensive description of the federal tax laws, regulations and policies affecting Westborough Financial Services and recipients of stock option grants under the plan. Any descriptions of the provisions of any law, regulation or policy are qualified in their entirety by reference to the particular law, regulation or policy. Any change in applicable law or regulation or in the policies of various taxing authorities may have a significant effect on this summary. The plan is not a qualified plan under section 401(a) of the Internal Revenue Code.

      Federal Tax Consequences for Option Recipients. Incentive stock options will not create federal income tax consequences when they are granted. If they are exercised during employment or within three months after termination of employment, the exercise will not create federal income tax consequences either. When the shares acquired on exercise of an incentive stock option are sold, the seller must pay federal income taxes on the amount by which the sales price exceeds the purchase price. This amount will be taxed at capital gains rates if the sale occurs at least two years after the option was granted and at least one year after the option was exercised. Otherwise, it is taxed as ordinary income.

      Incentive stock options that are exercised more than one year after termination of employment due to death or disability or three months after termination of employment for other reasons are treated as non-qualified stock options. Non-qualified stock options will not create federal income tax consequences when they are granted. When they are exercised, federal income taxes at ordinary income tax rates must be paid on the amount by which the fair market value of the shares acquired by exercising the option exceeds the exercise price. When an option holder sells shares acquired by exercising non-qualified stock option, he or she must pay federal income taxes on the amount by which the sales price exceeds the purchase price plus the amount included in ordinary income at option exercise. This amount will be taxed at capital gains rates, which will vary depending upon the time that has elapsed since the exercise of the option. A cash payment under the plan's change of control provisions is taxed as if it were the exercise of a non-qualified stock option followed immediately by a resale of the stock acquired by exercising the option.

      Federal Tax Consequences for Westborough Financial Services. When a non-qualified stock option is exercised, Westborough Financial Services may be allowed a federal income tax deduction for the same amount that the option holder includes in his or her ordinary income. When an incentive stock option is exercised, there is no tax deduction unless the shares acquired are resold sooner than two years after the option was granted or one year after the option was exercised. A cash payment under the plan's change of control provisions is deductible as if it were the exercise of a non-qualified stock option. The Internal Revenue Code places an annual limit of $1.0 million each on the tax deduction which we may claim in any fiscal year for the compensation of our chief executive officer and for the compensation of our four next most highly compensated executive officers whose salary and bonus for the fiscal year in question equals or exceeds $100,000. There is an exception to this limit for so-called "qualified performance-based compensation". We have designed this plan with the intention that the stock options that we grant will constitute qualified performance-based compensation. As a result, we do not believe that this limit will impair our ability to claim federal income tax deductions that are otherwise available when an option holder exercises a non-qualified stock option.

      The preceding statements summarize the general principles of current federal income tax law applicable to options that may be granted under the plan. State and local tax consequences may also be significant.

============================================================================
The Board of Directors unanimously recommends a vote "FOR" the adoption of the Westborough Financial Services, Inc. 2001 Stock Option Plan.
============================================================================


                      ---------------------------------
                                 PROPOSAL 5

              ADOPTION OF WESTBOROUGH FINANCIAL SERVICES, INC.
                     2001 RECOGNITION AND RETENTION PLAN
                      ---------------------------------

      The Board of Directors has adopted the Westborough Financial Services, Inc. 2001 Recognition and Retention Plan, subject to approval by the holders of a majority of Westborough Financial Services's outstanding shares of common stock that are not owned by Westborough, MHC. Provided below is a summary of our reasons for adopting this plan and seeking the approval of our shareholders. The following summary is qualified in its entirety by the full text of the plan document. The plan document is included at the end of this Proxy Statement as Exhibit D and is incorporated by reference into this proposal.

WHY WE ARE ASKING FOR SHAREHOLDER APPROVAL

      We are asking our shareholders to approve the Westborough Financial Services, Inc. 2001 Recognition and Retention plan so that we will be able to grant stock awards to our directors and officers. Most of the companies with which we compete for directors and management-level employees are public companies that offer stock awards as part of their director and officer compensation packages. By approving this plan, our shareholders will enable us to offer a more competitive compensation package in attracting and retaining highly qualified directors and officers. In addition, the value of the stock awards that we would grant under this plan relates directly to the market price of our common stock. Adding stock awards to our compensation package would link the financial interests of our directors and officers with the financial interest of our shareholders.

IF WE DO NOT RECEIVE SHAREHOLDER APPROVAL, WE WILL NOT IMPLEMENT THE PLAN

      Applicable Massachusetts banking regulations did not permit us to implement this plan during the first six months after the completion of Westborough Bank's stock conversion and our initial public offering. These regulations permit us to implement this plan after six months and before the first anniversary of these events only if we obtain the approval of the holders of a majority of our shares of common stock that are not owned by Westborough, MHC. If we do not receive this approval, it will not be possible for us to grant stock awards. In this event, we expect that the Board will consider substituting other forms of compensation to assure that our compensation packages for officers and directors are competitive with those of other publicly traded financial services companies in our market area.

PURPOSE OF THE RECOGNITION AND RETENTION PLAN

      The purpose of the plan is to promote the growth and profitability of Westborough Financial Services and its shareholders, to provide certain key officers, employees and directors of Westborough Financial Services and its affiliates with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence and to provide such individuals with an equity interest in Westborough Financial Services.

DESCRIPTION OF THE RECOGNITION AND RETENTION PLAN

      Administration. The plan will be administered by the members of the Compensation Committee of Westborough Financial Services who are "disinterested directors" under the federal tax and securities laws. In general, disinterested directors are directors who (1) are not, and never were, officers or employees of Westborough Financial Services or Westborough Bank; and (2) do not receive material compensation from Westborough Financial Services or Westborough Bank except for service as a director. The administrative committee must have at least two members and has broad discretionary powers.

      Stock Subject to the RRP. Westborough Financial Services will establish a trust and will contribute certain amounts of money or property to be determined by the Board, in its discretion. No contributions by participants will be permitted. The trustee will invest the assets of the trust primarily in the shares of our common stock that will be used to make restricted stock awards. It is currently anticipated that the trust will purchase common stock on the open market, or in private transactions. The trust is not expected to purchase previously authorized but unissued shares from Westborough Financial Services. The trust is not authorized to purchase more than 22,139 shares of common stock of Westborough Financial Services and cannot purchase more than this number. As of December 11, 2000, the aggregate fair market value of the shares of common stock to be purchased under this plan was $228,297, based on the closing sales price per share of Westborough Financial Services common stock of $10.312 on the OTC Bulletin Board on December 11, 2000.

      Eligibility. The administrative committee for the plan selects the people who receive restricted stock awards under the plan. Any employee of Westborough Financial Services, Westborough Bank or any affiliate approved by the administrative committee may be selected to receive stock awards. As of December 17, 2000, the administrative committee had not yet selected the employees and directors who will receive stock awards.

      Terms and Conditions of Awards. The administrative committee may, in its discretion, grant awards of restricted stock to eligible individuals, up to a maximum of 22,139 shares. The administrative committee will determine at the time of the grant the number of shares of common stock subject to an award, the vesting schedule applicable to the award and may, in its discretion, establish other terms and conditions applicable to the award. In setting terms and conditions, it must observe the following restrictions:

      * It may not grant restricted stock awards for more than 5,534 shares of our common stock to any one officer or employee, more than 1,106 shares of our common stock to any one non-employee director, or more than 6,641 shares to all non-employee directors in the aggregate.

      * It may not grant restricted stock awards that become exercisable more rapidly than at the rate of 20% per year measured from the date we receive shareholder approval for the plan, with acceleration permitted only in cases of death or disability.

      * It may not grant restricted stock awards with an effective date that is before the date that we receive shareholder approval for the plan.

      As a general rule, shares of our common stock that are subject to a restricted stock award are held in trust for the benefit of the award recipient until vested and, when vested, are transferred from the trust to the award recipient. While the shares are held in the trust, the award recipient receives dividends and exercises voting rights. In the alternative, the administrative committee may authorize the immediate distribution of the restricted shares to the award recipient in the form of a stock certificate bearing a legend containing the applicable vesting restrictions.

      Mergers and Reorganizations. The number of shares available under the plan, the maximum limits on restricted stock awards to individual officers and directors and to non-employee directors in the aggregate, and any outstanding awards will be adjusted to reflect any merger, consolidation or business reorganization in which Westborough Financial Services is the surviving entity, and to reflect any stock split, stock dividend or other event generally affecting the number of shares. If a merger, consolidation or other business reorganization occurs and Westborough Financial Services is not the surviving entity, the trustee will hold any money, stock, securities or other property received in the trust fund, and adjust any award by allocating such money, stock, securities or other property to the individual eligible for the award.

TERMINATION OR AMENDMENT

      The Board has the authority to suspend or terminate the plan in whole or in part at any time by giving written notice to the administrative committee, but the plan may not be terminated while there are outstanding awards that will vest in the future. Upon the termination of the plan, the trustee will make distributions from the trust as directed by the administrative committee and will return any remaining assets of the trust to Westborough Financial Services.

FEDERAL INCOME TAX CONSEQUENCES

      The following discussion is intended to be a summary and is not a comprehensive description of the federal tax laws, regulations and policies affecting Westborough Financial Services and recipients of awards that may be granted under the plan. Any descriptions of the provisions of any law, regulation or policy are qualified in their entirety by reference to the particular law, regulation or policy. Any change in applicable law or regulation or in the policies of various taxing authorities may have a significant effect on this summary. The plan is not a qualified plan under
Section 401(a) of the Internal Revenue Code.

      The stock awards under the plan do not result in federal income tax consequences to either Westborough Financial Services or the award recipient. As a general rule, once the award is vested and the shares subject to the award are distributed, the award recipient will generally be required to include in ordinary income, for the taxable year in which the vesting date occurs, an amount equal to the fair market value of the shares on the vesting date. Westborough Financial Services will generally be allowed to claim a deduction, for compensation expense, in a like amount. If dividends are paid on unvested shares held under the plan, such dividend amounts will also be included in the ordinary income of the recipient. Westborough Financial Services will be allowed to claim a deduction for compensation expense for this amount as well.

      Section 162(m) of the Internal Revenue Code limits Westborough Financial Services's deductions for compensation in excess of $1.0 million per year for the chief executive officer and the four other most highly paid executives named in its proxy statement. Compensation amounts resulting from restricted stock awards will be subject to this deduction limitation if this amount of the restricted stock awards plus other compensation of the executive that is subject to the limit exceeds $1.0 million. We expect that the administrative committee will take these deduction limits into account in setting the size and the terms and conditions of restricted stock awards. However, the administrative committee may decide to grant restricted stock awards all or a portion of which will exceed the deduction limit.

      The preceding statements are intended to summarize the general principles of current federal income tax law applicable to awards that may be granted under the plan. State and local tax consequences may also be significant.

============================================================================
The Board of Directors unanimously recommends a vote "FOR" the adoption of the Westborough Financial Services, Inc. 2001 Recognition and Retention Plan.
============================================================================

                           ADDITIONAL INFORMATION

INFORMATION ABOUT SHAREHOLDER PROPOSALS

      If you wish to submit proposals to be included in our next proxy statement for the 2002 Annual Meeting of Shareholders, we must receive them by August 29, 2001, pursuant to the proxy solicitation regulations of the SEC. SEC rules contain requirements as to which shareholder proposals must be in the proxy statement. Any such proposal will be subject to 17 C.F.R. [SECTION]240.14a-8 of the rules and regulations promulgated by the SEC.

      In addition, under Westborough Financial Services's Bylaws, if you wish to nominate a director or bring other business before an annual meeting:

      * You must be a shareholder of record entitled to vote and have given timely notice in writing to the Clerk of Westborough Financial Services.

      * Your notice must contain the specific information required in our Bylaws.

                                       By Order of the Board of Directors,

                                       /s/ Nelson P. Ball

                                       Nelson P. Ball
                                       Clerk

Westborough, Massachusetts
December 26, 2000

============================================================================
To assure that your shares are represented at the Annual Meeting, please complete, sign, date and promptly return the accompanying proxy card in the postage-paid envelope provided.
============================================================================


                                                                   Exhibit A
                                                                   ---------

         Proposed Amendment to Article VI, Section 6.2, Clause A of Westborough Financial Services, Inc.'s Articles of Organization

      Italicized text reflects the proposed amendment referred to in Proposal 1 of the Proxy Statement.

      6.2  Directors

      A. The number of Directors shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the Whole Board. The Directors shall be divided into three classes, with the term of office of the first class to expire at the first annual meeting of stockholders, the term of office of the second class to expire at the annual meeting of stockholders one year thereafter and the term of office of the third class to expire at the annual meeting of stockholders two years thereafter. At each annual meeting of stockholders following such initial classification and election, Directors elected to succeed those Directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election; provided that no person shall continue to serve as a director beyond the Annual Meeting of Stockholders immediately following his or her 75th birthday.

                                     A-1

                                                                   Exhibit B


                Audit Committee of the Board of Directors of
                    Westborough Financial Services, Inc.

                           Audit Committee Charter

I.    Statement of Policy

The primary function of the Audit Committee of the Board of Directors of Westborough Financial Services, Inc. ("Company") is to provide assistance to the Company's Board of Directors in fulfilling its responsibilities to the Company's shareholders and the investment community relating to the Company's accounting and reporting practices and the quality and integrity of the Company's financial reports. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication among the Company's Board of Directors, outside auditors, internal auditors (whether contracted or employed by the Company) and senior management.

II.   Composition of the Audit Committee

The Audit Committee shall consist of at least three "independent" directors of the Company, and shall serve at the pleasure of the Board of Directors. An "independent" Director is defined as an individual who (a) is not an officer or salaried employee of the Company, (b) is not an attorney who receives any fee or compensation from the Company, (c) does not have any relationship that, in the opinion of the Board of Directors, would interfere with his or her exercise of independent judgment as an Audit Committee member and (d) meets the Nasdaq Stock Market's definition of independent director. Additionally, Audit Committee members should have few or no ties to the Company other than through their duties as Board members. In selecting the members of the Audit Committee, the Board of Directors will take into account the requirements imposed by, and the interpretations of, the applicable federal and state banking regulators.

At least one member of the Audit Committee shall have accounting or related financial management expertise. Each Audit Committee member must be able to read and understand financial statements, including a balance sheet, income statement, and cash flow statement, or become so able within a reasonable period after joining the Audit Committee. The Audit Committee, with the assistance of the independent public auditors, shall develop and implement a skill enhancement plan and assess member contribution and performance.

The members of the Audit Committee shall be designated by the full Board of Directors at each annual meeting of the Board. The Board shall designate one member of the Audit Committee to serve as chairman of the committee.

III.  Meetings

The Audit Committee shall meet at least 4 times a year or more frequently as circumstances require. The Audit Committee shall maintain minutes of each meeting of the Audit Committee and shall report the actions of the Audit Committee to the Board of Directors, with such recommendations as the Audit Committee deems appropriate. The Audit Committee should also meet periodically with the internal auditor, the outside auditors and the Company's financial management in separate executive sessions to discuss any matters that the Audit Committee or these groups believe should be discussed privately with the Audit Committee. In addition, the Audit Committee, or at least its chairman, should meet with the outside auditors and financial management quarterly to review the Company's quarterly report on Form 10-QSB before it is filed with the Securities and Exchange Commission and, if possible, before any public announcement of the Company's financial results.

                                     B-1

IV.   Responsibilities and Duties of the Audit Committee

The primary duties and responsibilities of the Audit Committee are to oversee and monitor the Company's financial reporting process and internal control system and review and evaluate the performance of the Company's outside auditors and internal auditing staff. In fulfilling these duties and responsibilities, the Audit Committee shall take the following actions, in addition to performing such functions as may be assigned by law, the Company's charter or bylaws or the Board of Directors:

* The Audit Committee shall nominate, select, evaluate and, when appropriate, recommend the replacement of the outside auditors, subject to the approval of the Board of Directors. As part of the audit process, the Audit Committee shall meet with the outside auditors to discuss and decide the audit's scope. The Audit Committee shall determine that the outside audit team engaged to perform the external audit consists of competent, experienced, financial institution auditing professionals. The Audit Committee shall also review and approve the compensation to be paid to the outside auditors.

* The Audit Committee shall require the outside auditors to submit, on an annual basis, a formal written statement setting forth all relationships between the outside auditors and the Company that may affect the objectivity and independence of the outside auditors, and the Audit Committee shall actively engage in a dialogue with the outside auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor. The Audit Committee shall take, or recommend that the full Board take, appropriate action to ensure the independence of the outside auditors.

* The Audit Committee shall require the outside auditors to advise the Company of any fact or circumstance that might adversely affect the outside auditors' independence or judgment with respect to the Company under applicable auditing standards.

*. The Audit Committee shall require the outside auditors to advise the Company if it becomes aware that any officer or employee of the Company, or its direct or indirect subsidiaries or affiliates, is related to a partner, employee or other representative of the outside auditors, to the extent that such relationship might adversely affect the Company under applicable auditing standards.

* The Audit Committee shall meet with the outside auditors, with no management in attendance, to openly discuss the quality of the Company's accounting principles as applied in its financial reporting, including issues such as (a) the appropriateness, not just the acceptability, of the accounting principles and financial disclosure practices used or proposed to be used by the Company, (b) the clarity of the Company's financial disclosures and (c) the degree of aggressiveness or conservatism that exists in the Company's accounting principles and underlying estimates and other significant decisions made by the Company's management in preparing the financial disclosure and reviews by the outside auditors. The Audit Committee shall then meet among themselves, without operating management or the outside auditors being present, to discuss the information presented to them.

* The Audit Committee shall require the outside auditors, in reviewing the Company's financial reporting and in advising the Audit Committee, to take into account the requirements imposed by, and the interpretations of, the applicable federal and state banking regulators.

* The Audit Committee shall meet with the outside auditors and management to review the Company's annual report on Form 10-K and discuss any significant adjustments, management judgments and accounting estimates and any significant new accounting policies before such form is filed with the Securities and Exchange Commission.

                                     B-2

* Upon the completion of the annual audit, the Audit Committee shall review the audit findings, including any comments or recommendations of the outside auditors, with the entire Board of Directors.

* The Audit Committee shall meet at least annually with the Company's internal auditor to assure itself that the Company has a strong internal auditing function by reviewing the internal audit program and assessing (grading) risk areas along with a proper control environment that promotes accuracy and efficiency in the Company's operations.

* The Audit Committee must assure itself that the internal auditor is free from operational duties, and that the internal auditor reports directly to the Board of Directors or the Audit Committee regarding any audit concerns or problems.

* The Audit Committee shall receive from the Company's internal auditor periodic reports, which should include a summary of findings from completed internal audits and a progress report on planned and actual hours spent in each audit area, together with explanations for any deviations from the original plan.

* The Audit Committee shall review the internal audit function of the Company, including the independence and authority of its reporting obligations, the proposed audit plans for the coming year and the coordination of such plans with the independent auditors.

* The Audit Committee shall review and concur in the appointment, replacement, reassignment or dismissal of the Company's internal auditor.

* The Audit Committee shall consider and review with management and the internal auditor: (a) significant findings during the year and management's responses thereto, including the status of previous audit recommendations, (b) any difficulties encountered in the course of their audits, including any restrictions on the scope of activities or access to required information, (c) any changes required in the planned scope of the internal audit plan and (d) the internal auditing department budget and staffing.

* The Audit Committee shall consider and approve, if appropriate, changes to the Company's auditing and accounting principles and practices, as suggested by the outside auditors, the internal auditor or management, and the Audit Committee shall review with the outside auditors, the internal auditor and management the extent to which such changes have been implemented (to be done at an appropriate amount of time subsequent to the implementation of such changes, as decided by the Audit Committee).

* The Audit Committee shall investigate or consider such other matters within the scope of its responsibilities and duties as the Audit Committee may, in its discretion, determine to be advisable, and the Audit Committee shall retain outside counsel, accountants or others for this purpose if, in its judgment, that is appropriate.

* The Audit Committee shall prepare a report for inclusion in the Company's proxy statement describing the discharge of the Audit Committee's responsibilities, as applicable.

                                     B-3


                                                                   Exhibit C


                    WESTBOROUGH FINANCIAL SERVICES, INC.

                           2001 STOCK OPTION PLAN


                       ______________________________



                        Adopted on October 26, 2000


                              TABLE OF CONTENTS

                                                                       Page

                                  Article I

                                   Purpose

Section 1.1   General Purpose of the Plan                                1

                                 Article II

                                 Definitions

Section 2.1   Bank                                                       1
Section 2.2   Board                                                      1
Section 2.3   Change in Control                                          1
Section 2.4   Code                                                       3
Section 2.5   Committee                                                  3
Section 2.6   Company                                                    3
Section 2.7   Disability                                                 3
Section 2.8   Disinterested Board Member                                 3
Section 2.9   Effective Date                                             3
Section 2.10  Eligible Director                                          3
Section 2.11  Eligible Employee                                          3
Section 2.12  Employer                                                   3
Section 2.13  Exchange Act                                               4
Section 2.14  Exercise Price                                             4
Section 2.15  Fair Market Value                                          4
Section 2.16  Family Member                                              4
Section 2.17  FDIC Regulations                                           4
Section 2.18  Incentive Stock Option                                     4
Section 2.19  Non-Profit Organization                                    4
Section 2.20  Non-Qualified Stock Option                                 4
Section 2.21  Option                                                     4
Section 2.22  Option Period                                              4
Section 2.23  Person                                                     5
Section 2.24  Plan                                                       5
Section 2.25  Retirement                                                 5
Section 2.26  Share                                                      5
Section 2.27  Termination for Cause                                      5

                                 Article III

                              Available Shares

Section 3.1   Available Shares                                           5

                                 Article IV

                               Administration

Section 4.1   Committee                                                  6
Section 4.2   Committee Action                                           6
Section 4.3   Committee Responsibilities                                 7

                                     (i)

                                  Article V

                             Stock Option Grants

Section 5.1   Grant of Options                                           7
Section 5.2   Size of Option                                             8
Section 5.3   Exercise Price                                             8
Section 5.4   Option Period                                              8
Section 5.5   Required Regulatory Provisions                             9
Section 5.6   Additional Restrictions on Incentive Stock Options        10

                                 Article VI

                            Options - In General

Section 6.1   Method of Exercise                                        11
Section 6.2   Limitations on Options                                    12

                                 Article VII

                          Amendment and Termination

Section 7.1   Termination                                               13
Section 7.2   Amendment                                                 13
Section 7.3   Adjustments in the Event of a Business Reorganization     13

                                Article VIII

                                Miscellaneous

Section 8.1   Status as an Employee Benefit Plan                        14
Section 8.2   No Right to Continued Employment                          14
Section 8.3   Construction of Language                                  14
Section 8.4   Governing Law                                             14
Section 8.5   Headings                                                  15
Section 8.6   Non-Alienation of Benefits                                15
Section 8.7   Taxes                                                     15
Section 8.8   Notices                                                   15
Section 8.9   Required Regulatory Provisions                            15
Section 8.10  Approval of Shareholders                                  16

                                 Article IX

        Additional Provisions Subject to Further Shareholder Approval

Section 9.1   Accelerated Vesting Upon Retirement or Change in Control  16
Section 9.2   Discretion to Establish Vesting Schedules.                16
Section 9.3   No Effect Prior to Shareholder Approval.                  16

                                     (ii)


         Westborough Financial Services, Inc. 2001 Stock Option Plan

                                  Article I

                                   Purpose

Section 1.1   General Purpose of the Plan.

      The purpose of the Plan is to promote the growth and profitability of Westborough Financial Services, Inc., to provide eligible directors, certain key officers and employees of Westborough Financial Services, Inc. and its affiliates with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence and to provide such individuals with an equity interest in Westborough Financial Services, Inc.

                                 Article II

                                 Definitions

      The following definitions shall apply for the purposes of this Plan, unless a different meaning is plainly indicated by the context:

      Section 2.1 Bank means The Westborough Bank, a Massachusetts stock savings bank, and any successor thereto.

      Section 2.2   Board means the board of directors of the Company.

      Section 2.3   Change in Control means any of the following events:

            (a) the consummation of a reorganization, merger or consolidation of the Company with one or more other persons, other than a transaction following which:

                  (i) at least 51% of the equity ownership interests of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act")) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange
            Act) at least 51% of the outstanding equity ownership interests in the Company; and

                                     C-1

                  (ii) at least 51% of the securities entitled to vote generally in the election of directors of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange
            Act) at least 51% of the securities entitled to vote generally in the election of directors of the Company;

            (b) the acquisition of all or substantially all of the assets of the Company or beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of the outstanding securities of the Company entitled to vote generally in the election of directors by any person or by any persons acting in concert;

            (c)   a complete liquidation or dissolution of the Company;

            (d) the occurrence of any event if, immediately following such event, at least 50% of the members of the Board of Directors of Westborough Financial Services, Inc. do not belong to any of the following groups:

                  (i) individuals who were members of the Board of Directors of Westborough Financial Services, Inc. on the Effective Date; or

                  (ii) individuals who first became members of the Board of Directors of Westborough Financial Services, Inc. after the Effective Date either:

                        (A) upon election to serve as a member of the Board of Directors of Westborough Financial Services, Inc. by affirmative vote of three-quarters of the members of such board, or of a nominating committee thereof, in office at the time of such first election; or

                        (B) upon election by the shareholders of the Company to serve as a member of such board, but only if nominated for election by affirmative vote of three-quarters of the members of the Board of Directors of Westborough Financial Services, Inc., or of a nominating committee thereof, in office at the time of such first nomination;

            provided, however, that such individual's election or nomination did not result from an actual or threatened election contest (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) other than by or on behalf of the Board of Directors of Westborough Financial Services, Inc.; or

            (e) approval by the stockholders of the Company of any agreement, plan or arrangement for the consummation of a transaction which, if consummated, would result in the occurrence of an event described in section 2.3(a), (b), (c) or (d); or

            (f)   any event which would be described in section 2.3(a), (b),
      (c), (d) or (e) if the term "Bank" were substituted for the terms "Company" or "Westborough Financial Services, Inc." therein.

In no event, however, shall a Change of Control be deemed to have occurred as a result of any acquisition of securities or assets of the Company, the Bank, or a subsidiary of either of them, by the Company, the Bank, or any subsidiary of either of them, or by any employee benefit plan maintained by any of them. For purposes of this section 2.3, the term "person" shall have the meaning assigned to it under sections 13(d)(3) or 14(d)(2) of the Exchange Act.

                                     C-2

      Section 2.4 Code means the Internal Revenue Code of 1986 (including the corresponding provisions of any succeeding law).

      Section 2.5   Committee means the Committee described in section 4.1.

      Section 2.6 Company means Westborough Financial Services, Inc., a corporation organized and existing under the laws of the Commonwealth of Massachusetts, and any successor thereto.

      Section 2.7 Disability means a condition of total incapacity, mental or physical, for further performance of duty with the Company which the Committee shall have determined, on the basis of competent medical evidence, is likely to be permanent.

      Section 2.8 Disinterested Board Member means a member of the Board who (a) is not a current employee of the Company or a subsidiary, (b) is not a former employee of the Company who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, (c) has not been an officer of the Company, (d) does not receive remuneration from the Company or a subsidiary, either directly or indirectly, in any capacity other than as a director except in an amount for which disclosure would not be required pursuant to Item 404(a) of the proxy solicitation rules of the Securities and Exchange Commission and (e) does not possess an interest in any other transaction, and is not engaged in a business relationship, for which disclosure would be required pursuant to
Item 404(a) or (b) of the proxy solicitation rules of the Securities and Exchange Commission. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of section 162(m) of the Code and Rule 16b-3 promulgated under the Exchange Act.

      Section 2.9   Effective Date means January 25, 2001.

      Section 2.10 Eligible Director means a member of the board of directors of an Employer who is not also an employee or an officer of any Employer.

      Section 2.11 Eligible Employee means any employee whom the Committee may determine to be a key officer or employee of an Employer and select to receive a grant of an Option pursuant to the Plan.

      Section 2.12 Employer means the Company, the Bank and any successor thereto and, with the prior approval of the Board, and subject to such terms and conditions as may be imposed by the Board, any other savings bank, savings and loan association, bank, corporation, financial institution or other business organization or institution. With respect to any Eligible Employer or Eligible Director, the Employer shall mean the entity which employs such person or upon whose board of directors such person serves.

      Section 2.13 Exchange Act means the Securities Exchange Act of 1934, as amended.

      Section 2.14 Exercise Price means the price per Share at which Shares subject to an Option may be purchased upon exercise of the Option, determined in accordance with section 5.3.

      Section 2.15 Fair Market Value means, with respect to a Share on a specified date:

                                     C-3

            (a) the final reported sales price on the date in question (or if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which the Shares are listed or admitted to trading; or

            (b) if the Shares are not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a Share on such date on the National Association of Securities Dealers Automated Quotations System, or, if no such quotation is provided, on another similar system, selected by the Committee, then in use; or

            (c) if sections 2.15(a) and (b) are not applicable, the fair market value of a Share as the Committee may determine.

      Section 2.16 Family Member means the spouse, parent, child or sibling of an Eligible Director or Eligible Employee.

      Section 2.17 FDIC Regulations means the rules and regulations of the Federal Deposit Insurance Corporation.

      Section 2.18 Incentive Stock Option means a right to purchase Shares that is granted to Eligible Employees pursuant to section 5.1, that is designated by the Committee to be an Incentive Stock Option and that is intended to satisfy the requirements of section 422 of the Code.

      Section 2.19 Non-Profit Organization means any organization which is exempt from federal income tax under section 501(c)(3), (4), (5), (6), (7),
(8) or (10) of the Internal Revenue Code.

      Section 2.20 Non-Qualified Stock Option means a right to purchase Shares that is either (a) granted to an Eligible Director or (b) granted to an Eligible Employee and either (i) is not designated by the Committee to be an Incentive Stock Option, or (ii) does not satisfy the requirements of section 422 of the Code.

      Section 2.21 Option means either an Incentive Stock Option or a Non-Qualified Stock Option.

      Section 2.22 Option Period means the period during which an Option may be exercised, determined in accordance with section 5.4.

      Section 2.23 Person means an individual, a corporation, a bank, a savings bank, a savings and loan association, a financial institution, a partnership, an association, a joint-stock company, a trust, an estate, an unincorporated organization and any other business organization or institution.

      Section 2.24 Plan means the Westborough Financial Services, Inc. 2001 Stock Option Plan, as amended from time to time.

      Section 2.25 Retirement means with respect to an Eligible Employee, termination of all service for all Employers as an employee, at or after the normal or early retirement date set forth in any tax-qualified retirement plan of the Bank, whether or not the individual in question

                                     C-4

actually participates in any such tax-qualified plan of the Bank, and in the case of an Eligible Director, termination of all service for all Employers as a voting member of the Employer's board of directors after the attainment of the latest age at which the Eligible Director is eligible for election or appointment as a voting member of the Employer's board of directors under the Employer's charter.

      Section 2.26 Share means a share of Common Stock, par value $.01 per share, of Westborough Financial Services, Inc.

      Section 2.27 Termination for Cause means termination of service or removal from office with the Employer upon the occurrence of any of the following: (a) the individual intentionally engages in dishonest conduct in connection with his performance of services for the Employer resulting in his conviction of a felony; (b) the individual is convicted of, or pleads guilty or nolo contendere to, a felony or any crime involving moral turpitude; (c) the individual breaches his fiduciary duties to the Employer for personal profit; or (d) the individual willfully breaches or violates any law, rule or regulation (other than traffic violations or similar offenses), or final cease and desist order in connection with his performance of services for the Employer.

                                 Article III

                              Available Shares

      Section 3.1   Available Shares.

            (a) The maximum aggregate number of Shares with respect to which Options may be granted at any time shall be equal to the excess of:

                  (i)   55,348 Shares; over

                  (ii)  the sum of:

                        (A) the number of Shares with respect to which previously granted Options may then or may in the future be exercised; plus

                        (B) the number of Shares with respect to which previously granted Options have been exercised;

      subject to adjustment pursuant to section 7.3.

            (b) Options to purchase an aggregate maximum of 16,604 Shares (subject to adjustment pursuant to section 7.3) may be granted to Eligible Directors, and Options to purchase a maximum of 2,767 Shares (subject to adjustment pursuant to section 7.3) may be granted to any one Eligible Director.

            (c) Options to purchase an aggregate maximum of 55,348 Shares (subject to adjustment pursuant to section 7.3) may be granted to Eligible Employees, and Options to purchase a maximum of 13,837 Shares (subject to adjustment pursuant to section 7.3) may be granted to any one Eligible Employee.

                                     C-5

            (d) For purposes of this section 3.1, an Option shall not be considered as having been exercised to the extent that such Option terminates by reason other than the purchase of related Shares; provided, however, that for purposes of meeting the requirements of section 162(m) of the Code, no Eligible Employee who is a covered employee (within the meaning of section 162(m) of the Code) shall receive grants of Options for an aggregate number of Shares that is in excess of the amount specified for him under this section 3.1, computed as if any Option which is canceled or forfeited reduced the maximum number of Shares.

                                 Article IV

                               Administration

      Section 4.1   Committee.

      The Plan shall be administered by the members of the Compensation Committee of Westborough Financial Services, Inc. who are Disinterested Board Members. If the Committee consists of fewer than two Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least two Disinterested Board Members.

      Section 4.2   Committee Action.

      The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. All actions of the Committee shall be final and conclusive and shall be binding upon the Company and all other interested parties. Any Person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by the Secretary of the Committee and one member of the Committee, by two members of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

      Section 4.3   Committee Responsibilities.

      Subject to the terms and conditions of the Plan and such limitations as may be imposed by the Board, the Committee shall be responsible for the overall management and administration of the Plan and shall have such authority as shall be necessary or appropriate in order to carry out its responsibilities, including, without limitation, the authority:

            (a) to interpret and construe the Plan, and to determine all questions that may arise under the Plan as to eligibility for participation in the Plan, the number of Shares subject to the Options, if any, to be granted, and the terms and conditions thereof;

            (b) to adopt rules and regulations and to prescribe forms for the operation and administration of the Plan; and

                                     C-6

            (c) to take any other action not inconsistent with the provisions of the Plan that it may deem necessary or appropriate.

                                  Article V

                             Stock Option Grants

      Section 5.1   Grant of Options.

            (a) Subject to the limitations of the Plan, the Committee may, in its discretion, grant to an Eligible Employee or an Eligible Director an Option to purchase Shares. An Option for Eligible Employees must be designated as either an Incentive Stock Option or a Non-Qualified Stock Option and, if not designated as either, shall be a Non-Qualified Stock Option. An Option for an Eligible Director shall be a Non-Qualified Stock Option.

            (b) Any Option granted under this section 5.1 shall be evidenced by a written agreement which shall:

                  (i) specify the number of Shares covered by the Option determined in accordance with section 5.2;

                  (ii) specify the Exercise Price, determined in accordance with section 5.3, for the Shares subject to the Option;

                  (iii) specify the Option Period determined in accordance
            with section 5.4;

                  (iv) set forth specifically or incorporate by reference the applicable provisions of the Plan; and

                  (v) contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe with respect to an Option granted to an Eligible Employee or an Eligible Director.

      Section 5.2   Size of Option.

      Subject to section 3.1 and such limitations as the Board may from time to time impose, the number of Shares as to which an Eligible Employee or Eligible Director may be granted Options shall be determined by the Committee, in its discretion.

      Section 5.3   Exercise Price.

      The price per Share at which an Option granted to an Eligible Employee or Eligible Director shall be determined by the Committee, in its discretion; provided, however, that the Exercise Price shall not be less than the Fair Market Value of a Share on the date on which the Option is granted.

      Section 5.4   Option Period.

      Subject to section 5.5, the Option Period during which an Option granted to an Eligible Employee may be exercised shall commence on the date specified by the Committee in the

                                     C-7

Option agreement and shall expire on the date specified in the Option agreement or, if no date is specified, on the earliest of:

            (a)   in the case of an Option granted to an Eligible Employee:

                  (i) the close of business on the last day of the three-month period commencing on the date of the Eligible Employee's termination of employment with the Employer, other than on account of death or Disability, Retirement or a Termination for Cause;

                  (ii) the close of business on the last day of the one-year period commencing on the date of the Eligible Employee's termination of employment due to death, Disability or Retirement;

                  (iii) the date and time when the Eligible Employee ceases
            to be an employee of the Employer due to a Termination for Cause; and

                  (iv) the last day of the ten-year period commencing on the date on which the Option was granted; and

            (b)   in the case of an Option granted to an Eligible Director:

                  (i) removal for cause in accordance with the Employer's bylaws, or Termination for Cause; or

                  (ii) the last day of the ten-year period commencing on the date on which the Option was granted.

                                     C-8

      Section 5.5   Required Regulatory Provisions.

      Notwithstanding anything contained herein to the contrary:

            (a) no Option shall be granted to an Eligible Employee or Eligible Director under the Plan prior to shareholder approval in accordance with section 8.10;

            (b) subject to section 9.2, each Option granted to an Eligible Employee or Eligible Director shall become exercisable no more rapidly than as follows:

                  (i) prior to the first anniversary of the Effective Date, an Option shall not be exercisable;

                  (ii) on and after the first anniversary, but prior to the second anniversary, of the Effective Date, an Option may be exercised as to a maximum of twenty percent (20%) of the Shares subject to the Option when granted;

                  (iii) on and after the second anniversary, but prior to
            the third anniversary, of the Effective Date, an Option may be exercised as to a maximum of forty percent (40%) of the Shares subject to the Option when granted, including in such forty percent (40%) any optioned Shares purchased prior to such second anniversary;

                  (iv) on and after the third anniversary, but prior to the fourth anniversary, of the Effective Date, an Option may be exercised as to a maximum of sixty percent (60%) of the Shares subject to the Option when granted, including in such sixty percent (60%) any optioned Shares purchased prior to such third anniversary;

                  (v) on and after the fourth anniversary, but prior to the fifth anniversary, of the Effective Date, an Option may be exercised as to a maximum of eighty percent (80%) of the Shares subject to the Option when granted, including in such eighty percent (80%) any optioned Shares purchased prior to such fourth anniversary; and

                  (vi) on and after the fifth anniversary of the Effective Date and for the remainder of the Option Period, an Option may be exercised as to the entire number of optioned Shares not theretofore purchased;

      provided, however, that such an Option shall become fully exercisable, and all optioned Shares not previously purchased shall become available for purchase, on the date of the Option holder's death or Disability while in the service of an Employer.

            (c) The Option Period of any Option granted hereunder, whether or not previously vested, shall be suspended as of the time and date at which the Option holder has received notice from the Board that his or her employment is subject to a possible Termination for Cause, or in the case of an Eligible Director, removal for cause in accordance with the Employer's by-laws. Such suspension shall remain in effect until the Option holder receives official notice from the Board that he or she

                                     C-9

      has been cleared of any possible Termination for Cause, or in the case of an Eligible Director, removal for cause, at which time, the original Exercise Period shall be reinstated without any adjustment for the intervening suspended period. In the event that the Option Period under section 5.4 expires during such suspension, the Company shall pay to the Eligible Employee, within 30 days after his reinstatement as an employee of the Company, damages equal to the value of the expired Options (based on the Fair Market Value of a Share as of the expiration of the Option Period less the Exercise Price of such Options).

            (d) No Option granted to an Eligible Employee or Eligible Director hereunder, whether or not previously vested, shall be exercised after the time and date at which the Option holder's services with the Employer are terminated in a Termination for Cause, or, in the case of an Eligible Director, removal for cause in accordance with the Employer's by-laws.

      Section 5.6   Additional Restrictions on Incentive Stock Options.

      An Option granted to an Eligible Employee designated by the Committee to be an Incentive Stock Option shall be subject to the following limitations:

            (a) If, for any calendar year, the sum of (i) plus (ii) exceeds $100,000, where (i) equals the Fair Market Value (determined as of the date of the grant) of Shares subject to an Option intended to be an Incentive Stock Option which first become available for purchase during such calendar year, and (ii) equals the Fair Market Value (determined as of the date of grant) of Shares subject to any other options intended to be Incentive Stock Options and previously granted to the same Eligible Employee which first become exercisable in such calendar year, then that number of Shares optioned which causes the sum of (i) and (ii) to exceed $100,000 shall be deemed to be Shares optioned pursuant to a Non-Qualified Stock Option or Non-Qualified Stock Options, with the same terms as the Option or Options intended to be an Incentive Stock Option;

            (b) The Exercise Price of an Incentive Stock Option granted to an Eligible Employee who, at the time the Option is granted, owns Shares comprising more than 10% of the total combined voting power of all classes of stock of the Company shall not be less than 110% of the Fair Market Value of a Share, and if an Option designated as an Incentive Stock Option shall be granted at an Exercise Price that does not satisfy this requirement, the designated Exercise Price shall be observed and the Option shall be treated as a Non-Qualified Stock Option;

            (c) The Option Period of an Incentive Stock Option granted to an Eligible Employee who, at the time the Option is granted, owns Shares comprising more than 10% of the total combined voting power of all classes of stock of the Company, shall expire no later than the fifth anniversary of the date on which the Option was granted, and if an Option designated as an Incentive Stock Option shall be granted for an Option Period that does not satisfy this requirement, the designated Option Period shall be observed and the Option shall be treated as a Non-Qualified Stock Option;

            (d) An Incentive Stock Option that is exercised during its designated Option Period but more than:

                                    C-10

                  (i) three (3) months after the termination of employment with the Company, a parent or a subsidiary (other than on account of disability within the meaning of section 22(e)(3) of the Code or death) of the Eligible Employee to whom it was granted; and

                  (ii) one (1) year after such individual's termination of employment with the Company, a parent or a subsidiary due to disability (within the meaning of section 22(e)(3) of the Code) or death;

      may be exercised in accordance with the terms but shall at the time of exercise be treated as a Non-Qualified Stock Option; and

            (e) Except with the prior written approval of the Committee, no individual shall dispose of Shares acquired pursuant to the exercise of an Incentive Stock Option until after the later of (i) the second anniversary of the date on which the Incentive Stock Option was granted, or (ii) the first anniversary of the date on which the Shares were acquired.

                                 Article VI

                            Options - In General

      Section 6.1   Method of Exercise.

            (a) Subject to the limitations of the Plan and the Option agreement, an Option holder may, at any time during the Option Period, exercise his or her right to purchase all or any part of the Shares to which the Option relates; provided, however, that the minimum number of Shares which may be purchased at any time shall be 100, or, if less, the total number of Shares relating to the Option which remain unpurchased. An Option holder shall exercise an Option to purchase Shares by:

                  (i) giving written notice to the Committee, in such form and manner as the Committee may prescribe, of his intent to exercise the Option;

                  (ii) delivering to the Committee full payment, consistent with section 6.1(b), for the Shares as to which the Option is to be exercised; and

                  (iii) satisfying such other conditions as may be
            prescribed in the Option agreement.

            (b) The Exercise Price of Shares to be purchased upon exercise of any Option shall be paid in full in cash (by certified or bank check or such other instrument as the Company may accept) or, if and to the extent permitted by the Committee, by one or more of the following: (i) in the form of Shares already owned by the Option holder having an aggregate Fair Market Value on the date the Option is exercised equal to the aggregate Exercise Price to be paid; (ii) by requesting the Company to cancel without payment Options outstanding to such Person for that number of Shares whose aggregate Fair Market Value on the date of exercise, when reduced by their aggregate Exercise Price, equals the aggregate Exercise Price of the Options being exercised; or (iii) by a combination thereof. Payment for any Shares to be purchased upon exercise of an Option may also be made by delivering a properly executed exercise notice to the Company, together with a copy of

                                    C-11

      irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

            (c) When the requirements of section 6.1(a) and (b) have been satisfied, the Committee shall take such action as is necessary to cause the issuance of a stock certificate evidencing the Option holder's ownership of such Shares. The Person exercising the Option shall have no right to vote or to receive dividends, nor have any other rights with respect to the Shares, prior to the date as of which such Shares are transferred to such Person on the stock transfer records of the Company, and no adjustments shall be made for any dividends or other rights for which the record date is prior to the date as of which such transfer is effected, except as may be required under section 7.3.

      Section 6.2   Limitations on Options.

            (a) An Option by its terms shall not be transferable by the Option holder other than to Family Members or Non-profit Organizations or by will or by the laws of descent and distribution and shall be exercisable, during the lifetime of the Option holder, only by the Option holder, a Family Member or a Non-profit Organization. Any such transfer shall be effected by written notice to the Company given in such form and manner as the Committee may prescribe and shall be recognized only if such notice is received by the Company prior to the death of the person giving it. Thereafter, the transferee shall have, with respect to such Option, all of the rights, privileges and obligations which would attach thereunder to the transferor if the Option were issued to such transferor. If a privilege of the Option depends on the life, employment or other status of the transferor, such privilege of the Option for the transferee shall continue to depend on the life, employment or other status of the transferor.
      The Committee shall have full and exclusive authority to interpret and apply the provisions of this Plan to transferees to the extent not specifically described herein. Notwithstanding the foregoing, an Incentive Stock Option is not transferable by an Eligible Employee other than by will or the laws of descent and distribution, and is exercisable, during his lifetime, solely by him.

            (b) The Company's obligation to deliver Shares with respect to an Option shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Option holder to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, or (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

                                 Article VII

                          Amendment and Termination

      Section 7.1   Termination.

      The Board may suspend or terminate the Plan in whole or in part at any time prior to the tenth anniversary of the Effective Date by giving written notice of such suspension or termination to the Committee. Unless sooner terminated, the Plan shall terminate automatically on the day

                                    C-12

preceding the tenth anniversary of the Effective Date. In the event of any suspension or termination of the Plan, all Options theretofore granted under the Plan that are outstanding on the date of such suspension or termination of the Plan shall remain outstanding and exercisable for the period and on the terms and conditions set forth in the Option agreements evidencing such Options.

      Section 7.2   Amendment.

      The Board may amend or revise the Plan in whole or in part at any time; provided, however, that, to the extent required to comply with section 162(m) of the Code, no such amendment or revision shall be effective if it amends a material term of the Plan unless approved by the holders of a majority of the votes cast on a proposal to approve such amendment or revision.

      Section 7.3   Adjustments in the Event of a Business Reorganization.

            (a) In the event of any merger, consolidation, or other business reorganization in which the Company is the surviving entity, and in the event of any stock split, stock dividend or other event generally affecting the number of Shares held by each Person who is then a holder of record of Shares, the number of Shares covered by each outstanding Option and the number of Shares available to any individual or group of individuals pursuant to section 3.1 shall be adjusted to account for such event. Such adjustment shall be effected by multiplying such number of Shares by an amount equal to the number of Shares that would be owned after such event by a Person who, immediately prior to such event, was the holder of record of one Share, and the Exercise Price of the Options shall be adjusted by dividing the Exercise Price by such number of Shares; provided, however, that the Committee may, in its discretion, establish another appropriate method of adjustment.

            (b) In the event of any merger, consolidation, or other business reorganization in which the Company is not the surviving entity, any Options granted under the Plan which remain outstanding shall be converted into options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate exercise price and the value exchanged for outstanding Shares in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger; provided, however, that the Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Options be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per optioned Share equal to the excess (if any) of the value exchanged for an outstanding Share in such merger, consolidation or other business reorganization over the Exercise Price of the Option being canceled.

                                    C-13

                                Article VIII

                                Miscellaneous

      Section 8.1   Status as an Employee Benefit Plan.

      This Plan is not intended to satisfy the requirements for qualification under section 401(a) of the Code or to satisfy the definitional requirements for an "employee benefit plan" under section 3(3) of the Employee Retirement Income Security Act of 1974, as amended. It is intended to be a non-qualified incentive compensation program that is exempt from the regulatory requirements of the Employee Retirement Income Security Act of 1974, as amended. The Plan shall be construed and administered so as to effectuate this intent.

      Section 8.2   No Right to Continued Employment.

      Neither the establishment of the Plan nor any provisions of the Plan nor any action of the Board or the Committee with respect to the Plan shall be held or construed to confer upon any Eligible Director or Eligible Employee any right to a continuation of his or her position as a director or employee of the Company. The Employers reserve the right to remove any Eligible Director or dismiss any Eligible Employee or otherwise deal with any Eligible Director or Eligible Employee to the same extent as though the Plan had not been adopted.

      Section 8.3   Construction of Language.

      Whenever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to an Article or section number shall refer to an Article or section of this Plan unless otherwise indicated.

      Section 8.4   Governing Law.

      The Plan shall be construed, administered and enforced according to the laws of the Commonwealth of Massachusetts without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by federal law. The Plan shall be construed to comply with applicable FDIC Regulations.

      Section 8.5   Headings.

      The headings of Articles and sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Plan, the text shall control.

      Section 8.6   Non-Alienation of Benefits.

      The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities, engagements or torts.

                                    C-14

      Section 8.7   Taxes.

      The Company shall have the right to deduct from all amounts paid by the Company in cash with respect to an Option under the Plan any taxes required by law to be withheld with respect to such Option. Where any Person is entitled to receive Shares pursuant to the exercise of an Option, the Company shall have the right to require such Person to pay the Company the amount of any tax which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the minimum amount required to be withheld under applicable law.

      Section 8.8   Notices.

      Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered personally or five (5) days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other party:

            (a)   If to the Committee:

                  Westborough Financial Services, Inc.
                  100 East Main Street
                  Westborough, Massachusetts  01581

                  Attention:  Clerk

            (b) If to an Option holder, to the Option holder's address as shown in the Employer's records.

      Section 8.9   Required Regulatory Provisions.

      The grant and settlement of Options under this Plan shall be conditioned upon and subject to compliance with section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. 1828(k), and the rules and regulations promulgated thereunder.

      Section 8.10   Approval of Shareholders.

      The Plan shall not be effective or implemented unless approved by the holders (other than Westborough Bancorp, MHC) of a majority of the total votes eligible to be cast at any duly called annual or special meeting of the Company. No Option shall be granted prior to the date on which the Plan becomes effective.

                                    C-15

                                 Article IX

        Additional Provisions Subject to Further Shareholder Approval

      Section 9.1   Accelerated Vesting Upon Retirement or Change in
Control.

      Notwithstanding anything in the Plan to the contrary, but subject to section 9.3: (a) in the event that any Eligible Employee terminates service as an Employee of all Employers, or in the event that an Eligible Director terminates service as a voting member of all Employers' boards of directors, and such termination constitutes a Retirement, all Options outstanding to such holder on the date of his Retirement shall, to the extent not already exercisable, become exercisable upon Retirement; and (b) in the event of a Change in Control, all Options outstanding under the Plan on the date of the Change in Control shall, to the extent not already exercisable, become exercisable on the date of the Change in Control.

      Section 9.2   Discretion to Establish Vesting Schedules.

      Notwithstanding anything in the Plan to the contrary, but subject to section 9.3, section 5.5(b) shall apply in determining the exercisability of Options granted to Eligible Employees only if no different vesting schedule is established by the Committee and specified in the agreement evidencing an outstanding Option.

      Section 9.3   No Effect Prior to Shareholder Approval.

      Notwithstanding anything contained in this Article IX to the contrary, the provisions of this Article IX shall not be applied, and shall be of no force or effect, unless and until the shareholders of the Company shall have approved such provisions by affirmative vote of the holders of a majority of the Shares represented in person or by proxy and entitled to vote at a meeting of shareholders duly called and held after February 15, 2001.

                                    C-16


                                                                   Exhibit D


                    WESTBOROUGH FINANCIAL SERVICES, INC.

                     2001 RECOGNITION AND RETENTION PLAN


                       ______________________________


                         Adopted on October 26, 2000


                              TABLE OF CONTENTS

                                                                        Page

                                  ARTICLE I

Section 1.1    General Purpose of the Plan                                 1

                                 ARTICLE II

                                 DEFINITIONS

Section 2.1    Award                                                       1
Section 2.2    Award Notice                                                1
Section 2.3    Bank                                                        1
Section 2.4    Beneficiary                                                 1
Section 2.5    Board                                                       1
Section 2.6    Change of Control                                           1
Section 2.7    Code                                                        3
Section 2.8    Committee                                                   3
Section 2.9    Company                                                     3
Section 2.10   Disability                                                  3
Section 2.11   Disinterested Board Member                                  3
Section 2.12   Effective Date                                              4
Section 2.13   Eligible Director                                           4
Section 2.14   Eligible Employee                                           4
Section 2.15   Employer                                                    4
Section 2.16   Exchange Act                                                4
Section 2.17   FDIC Regulations                                            4
Section 2.18   Person                                                      4
Section 2.19   Plan                                                        4
Section 2.20   Retirement                                                  4
Section 2.21   Share                                                       4
Section 2.22   Trust                                                       4
Section 2.23   Trust Agreement                                             5
Section 2.24   Trust Fund                                                  5
Section 2.25   Trustee                                                     5

                                 ARTICLE III

                         SHARES AVAILABLE UNDER PLAN

Section 3.1    Shares Available Under Plan                                 5

                                     (i)

                                 ARTICLE IV

                               ADMINISTRATION

Section 4.1    Committee                                                   5
Section 4.2    Committee Action                                            6
Section 4.3    Committee Responsibilities                                  6

                                  ARTICLE V

                               THE TRUST FUND

Section 5.1    Contributions                                               6
Section 5.2    The Trust Fund                                              7
Section 5.3    Investments                                                 7

                                 ARTICLE VI

                                   AWARDS

Section 6.1    To Eligible Directors                                       7
Section 6.2    To Eligible Employees                                       7
Section 6.3    Awards in General                                           7
Section 6.4    Share Allocations                                           8
Section 6.5    Dividend Rights                                             8
Section 6.6    Voting Rights                                               8
Section 6.7    Tender Offers                                               9
Section 6.8    Limitations on Awards                                       9

                                 ARTICLE VII

                                   VESTING

Section 7.1    Vesting of Awards                                          10
Section 7.2    Designation of Beneficiary                                 11
Section 7.3    Manner of Distribution                                     11
Section 7.4    Taxes                                                      12

                                     (ii)

                                ARTICLE VIII

                          AMENDMENT AND TERMINATION

Section 8.1    Termination                                                12
Section 8.2    Amendment                                                  12
Section 8.3    Adjustments in the Event of a Business Reorganization      12

                                 ARTICLE IX

                                MISCELLANEOUS

Section 9.1    Status as an Employee Benefit Plan                         13
Section 9.2    No Right to Continued Employment                           13
Section 9.3    Construction of Language                                   13
Section 9.4    Governing Law                                              14
Section 9.5    Headings                                                   14
Section 9.6    Non-Alienation of Benefits                                 14
Section 9.7    Notices                                                    14
Section 9.8    Required Regulatory Provisions                             15
Section 9.9    Approval of Shareholders                                   15

                                  ARTICLE X

        ADDITIONAL PROVISIONS SUBJECT TO FURTHER SHAREHOLDER APPROVAL

Section 10.1   Accelerated Vesting Upon Retirement or Change in Control   15
Section 10.2   Discretion to Establish Vesting Schedules                  15
Section 10.3   No Effect Prior to Stockholder Approval                    15

                                    (iii)


                    WESTBOROUGH FINANCIAL SERVICES, INC.
                     2001 RECOGNITION AND RETENTION PLAN


                                  ARTICLE I

                                   Purpose

Section 1.1    General Purpose of the Plan.

      The purpose of the Plan is to promote the growth and profitability of Westborough Financial Services, Inc. and its affiliated companies and to provide eligible directors, certain key officers and employees of Westborough Financial Services, Inc. and its affiliated companies with an incentive to achieve corporate objectives, to attract and retain directors, key officers and employees of outstanding competence and to provide such directors, officers and employees with an equity interest in Westborough Financial Services, Inc. and its affiliated companies.


                                 ARTICLE II

                                 DEFINITIONS

      The following definitions shall apply for the purposes of this Plan, unless a different meaning is plainly indicated by the context:

      Section 2.1 Award means a grant of Shares to an Eligible Director or Eligible Employee pursuant to section 6.1 or 6.2.

      Section 2.2 Award Notice means, with respect to a particular Award, a written instrument signed by the Company and the Awards recipient evidencing the granting of the Award and establishing the terms and conditions thereof.

      Section 2.3 Bank means The Westborough Bank, a Massachusetts stock savings bank, and any successor thereto.

      Section 2.4 Beneficiary means the Person designated by an Eligible Director or Eligible Employee pursuant to section 7.2, to receive distribution of any Shares available for distribution to such Eligible Director or Eligible Employee, in the event such Eligible Director or Eligible Employee dies prior to receiving distribution of such Shares.

      Section 2.5    Board means the Board of Directors of the Company.

                                     D-1

      Section 2.6    Change of Control means any of the following events:

            (a) the consummation of a reorganization, merger or consolidation of the Company with one or more other persons, other than a transaction following which:

                  (i) at least 51% of the equity ownership interests of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act")) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange
            Act) at least 51% of the outstanding equity ownership interests in the Company; and

                  (ii) at least 51% of the securities entitled to vote generally in the election of directors of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange
            Act) at least 51% of the securities entitled to vote generally in the election of directors of the Company;

            (b) the acquisition of all or substantially all of the assets of the Company or beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of the outstanding securities of the Company entitled to vote generally in the election of directors by any person or by any persons acting in concert;

            (c)    a complete liquidation or dissolution of the Company;

            (d) the occurrence of any event if, immediately following such event, at least 50% of the members of the board of directors of the Company do not belong to any of the following groups:

                  (i) individuals who were members of the board of directors of the Company on the Effective Date; or

                  (ii) individuals who first became members of the board of directors of the Company after the Effective Date either:

                        (A) upon election to serve as a member of the board of Directors of the Company by affirmative vote of three-quarters of the members of such board, or of a nominating committee thereof, in office at the time of such first election; or

                        (B) upon election by the shareholders of the Company to serve as a member of such board, but only if nominated for election by affirmative vote of three-quarters of the members of the board of directors of the Company, or of a nominating committee thereof, in office at the time of such first nomination;

                                     D-2

            provided, however, that such individual's election or nomination did not result from an actual or threatened election contest (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) other than by or on behalf of the board of directors of the Company;

            (e) approval by the stockholders of the Company of any agreement, plan or arrangement for the consummation of a transaction which, if consummated, would result in the occurrence of an event described in section 2.6(a), (b), (c) or (d); or

            (f)    any event which would be described in section 2.6(a),
      (b), (c), (d) or (e) if the term "Bank" were substituted for the term "Company" therein.

In no event, however, shall a Change of Control be deemed to have occurred as a result of any acquisition of securities or assets of the Company, the Bank, or a subsidiary of either of them, by the Company, the Bank, or any subsidiary of either of them, or by any employee benefit plan maintained by any of them. For purposes of this section 2.6, the term "person" shall have the meaning assigned to it under sections 13(d)(3) or 14(d)(2) of the Exchange Act.

      Section 2.7 Code means the Internal Revenue Code of 1986 (including the corresponding provisions of any succeeding law).

      Section 2.8    Committee means the Committee described in section 4.1.

      Section 2.9 Company means Westborough Financial Services, Inc., a corporation organized and existing under the laws of the Commonwealth of Massachusetts, and any successor thereto.

      Section 2.10 Disability means a condition of total incapacity, mental or physical, for further performance of duty with the Company which the Committee shall have determined, on the basis of competent medical evidence, is likely to be permanent.

      Section 2.11 Disinterested Board Member means a member of the Board who (a) is not a current employee of the Company or a subsidiary, (b) does not receive remuneration from the Company or a subsidiary, either directly or indirectly, in any capacity other than as a director, except in an amount for which disclosure would not be required pursuant to Item 404(a) of the proxy solicitation rules of the Securities and Exchange Commission and (c) does not possess an interest in any other transaction, and is not engaged in a business relationship, for which disclosure would be required pursuant to
Item 404(a) or (b) of the proxy solicitation rules of the Securities and Exchange Commission. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of Rule 16b-3 promulgated under the Exchange Act.

      Section 2.12    Effective Date means January 25, 2001.

      Section 2.13 Eligible Director means a member of the board of directors of an Employer who is not also an employee of any Employer.

                                     D-3

      Section 2.14 Eligible Employee means any employee whom the Committee may determine to be a key officer or employee of the Employer and selects to receive an Award pursuant to the Plan.

      Section 2.15 Employer means the Company, the Bank and any successor thereto and, with the prior approval of the Board of Directors of the Company, and subject to such terms and conditions as may be imposed by the Board, any other savings bank, savings and loan association, bank, corporation, financial institution or other business organization or institution. With respect to any Eligible Employee or Eligible Director, the Employer shall mean the entity which employs such person or upon whose board of directors such person serves.

      Section 2.16 Exchange Act means the Securities and Exchange Act of 1934, as amended.

      Section 2.17 FDIC Regulations means the rules and regulations of the Federal Deposit Insurance Corporation.

      Section 2.18 Person means an individual, a corporation, a bank, a savings bank, a savings and loan association, a financial institution, a partnership, an association, a joint-stock company, a trust, an estate, an unincorporated organization and any other business organization or institution.

      Section 2.19 Plan means the Westborough Financial Services, Inc. 2001 Recognition and Retention Plan as amended from time to time.

      Section 2.20 Retirement means with respect to an Eligible Employee, termination of all service for all Employers as an employee at or after the normal or early retirement date set forth in any tax-qualified retirement plan of the Bank, whether or not the individual in question actually participates in any such tax-qualified plan of the Bank, and in the case of an Eligible Director, termination of all service for all Employers as a voting member of the Employer's board of directors after the attainment of the latest age at which the Eligible Director is eligible for election or appointment as a voting member of the Employer's board of directors under the Employer's charter.

      Section 2.21 Share means a share of common stock of Westborough Financial Services, Inc., par value $.01 per share.

      Section 2.22 Trust means the legal relationship created by the Trust Agreement pursuant to which the Trustee holds the Trust Fund in trust. The Trust may be referred to as the "Recognition and Retention Plan Trust of Westborough Financial Services, Inc."

      Section 2.23 Trust Agreement means the agreement between Westborough Financial Services, Inc. and the Trustee therein named or its successor pursuant to which the Trust Fund shall be held in trust.

      Section 2.24 Trust Fund means the corpus (consisting of contributions paid over to the Trustee, and investments thereof), and all earnings, appreciations or additions thereof and thereto, held by the Trustee under the Trust Agreement in accordance with the Plan, less any depreciation thereof and any payments made therefrom pursuant to the Plan.

                                     D-4

      Section 2.25 Trustee means the Trustee of the Trust Fund from time to time in office. The Trustee shall serve as Trustee until it is removed or resigns from office and is replaced by a successor Trustee or Trustees appointed by Westborough Financial Services, Inc.

                                 ARTICLE III

                         SHARES AVAILABLE UNDER PLAN

      Section 3.1    Shares Available Under Plan.

            (a) The maximum number of Shares available for Awards under the Plan shall be 22,139, subject to adjustment pursuant to section 8.3.

            (b) An aggregate maximum of 6,641 Shares (subject to adjustment pursuant to section 8.3) may be granted as Awards to Eligible Directors, and a maximum of 1,106 Shares (subject to adjustment pursuant to section 8.3) may be granted as Awards to any one Eligible Director.

            (c) An aggregate maximum of 22,139 Shares (subject to adjustment pursuant to section 8.3) may be granted as Awards to Eligible Employees, and a maximum of 5,534 Shares (subject to adjustment pursuant to section 8.3) may be granted as Awards to any one Eligible Employee.

                                 ARTICLE IV

                               ADMINISTRATION

      Section 4.1    Committee.

      The Plan shall be administered by the members of the Compensation Committee of Westborough Financial Services, Inc. who are Disinterested Board Members. If the Committee consists of fewer than two Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least two Disinterested Board Members.

      Section 4.2    Committee Action.

      The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. All actions of the Committee shall be final and conclusive and shall be binding upon the Company and all other interested parties. Any Person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by the Secretary of the Committee and one member of the Committee, by two members of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

                                     D-5

      Section 4.3    Committee Responsibilities.

      Subject to the terms and conditions of the Plan and such limitations as may be imposed by the Board, the Committee shall be responsible for the overall management and administration of the Plan and shall have such authority as shall be necessary or appropriate in order to carry out its responsibilities, including, without limitation, the authority:

            (a) to interpret and construe the Plan, and to determine all questions that may arise under the Plan as to eligibility for Awards under the Plan, the amount of Shares, if any, to be granted pursuant to an Award, and the terms and conditions of such Award;

            (b) to adopt rules and regulations and to prescribe forms for the operation and administration of the Plan; and

            (c) to take any other action not inconsistent with the provisions of the Plan that it may deem necessary or appropriate.

                                  ARTICLE V

                               THE TRUST FUND

      Section 5.1    Contributions.

      Westborough Financial Services, Inc. shall contribute, or cause to be contributed, to the Trust, from time to time, such amounts of money or property as shall be determined by the Board, in its discretion. No contributions by Eligible Directors or Eligible Employees shall be permitted.

      Section 5.2    The Trust Fund.

      The Trust Fund shall be held and invested under the Trust Agreement with the Trustee. The provisions of the Trust Agreement shall include provisions conferring powers on the Trustee as to investment, control and disbursement of the Trust Fund, and such other provisions not inconsistent with the Plan as may be prescribed by or under the authority of the Board. No bond or security shall be required of any Trustee at any time in office.

      Section 5.3    Investments.

      The Trustee shall invest the Trust Fund in Shares and in such other investments as may be permitted under the Trust Agreement, including savings accounts, time or other interest bearing deposits in or other interest bearing obligations of the Company, in such proportions as shall be determined by the Committee; provided, however, that in no event shall the Trust Fund be used to purchase more than 22,139 Shares (subject to adjustment pursuant to section 8.3). Notwithstanding the immediately preceding sentence, the Trustee may temporarily invest the Trust Fund in short-term obligations of, or guaranteed by, the U.S. Government or an agency thereof, or the Trustee may retain the Trust Fund uninvested or may sell assets of the Trust Fund to provide amounts required for purposes of the Plan.

                                     D-6

                                 ARTICLE VI

                                   AWARDS

      Section 6.1    To Eligible Directors.

      Subject to the limitations of the Plan and such limitations as the Board may from time to time impose, the number of Shares as to which an Eligible Director may be granted an Award shall be determined by the Committee in its discretion; provided, however, that in no event shall the number of Shares allocated to an Eligible Director in an Award exceed the number of Shares then held in the Trust and not allocated in connection with other Awards.

      Section 6.2    To Eligible Employees.

      Subject to the limitations of the Plan and such limitations as the Board may from time to time impose, the number of Shares as to which an Eligible Employee may be granted an Award shall be determined by the Committee in its discretion; provided, however, that in no event shall the number of Shares allocated to an Eligible Employee in an Award exceed the number of Shares then held in the Trust and not allocated in connection with other Awards.

      Section 6.3    Awards in General.

      Any Award shall be evidenced by an Award Notice issued by the Committee to the Eligible Director or Eligible Employee, which notice shall:

            (a)    specify the number of Shares covered by the Award;

            (b)    specify the date of grant of the Award;

            (c) specify the dates on which such Shares shall become vested; and

            (d) contain such other terms and conditions not inconsistent with the Plan as the Board or Committee may, in its discretion, prescribe.

      Section 6.4    Share Allocations.

      Upon the grant of an Award to an Eligible Director or Eligible Employee, the Committee shall notify the Trustee of the Award and of the number of Shares subject to the Award. Thereafter, until such time as the Shares subject to such Award become vested or are forfeited, the books and records of the Trustee shall reflect that such number of Shares have been awarded to such Award recipient.

      Section 6.5    Dividend Rights.

            (a) Unless the Committee determines otherwise with respect to any Award and specifies such determination in the relevant Award Notice, any cash dividends or distributions declared and paid with respect to Shares subject to the Award that are, as of the record date for such dividend, allocated to an Eligible Director or Eligible Employee in connection with such Award shall be promptly paid to and retained by such Eligible Director or Eligible Employee. Any cash dividends declared and paid with respect to Shares that are not, as of the record date for such dividend, allocated to any Eligible Director or Eligible Employee in connection with any Award

                                     D-7

      shall, at the direction of the Committee, be held in the Trust or used to pay the administrative expenses of the Plan, including any compensation due to the Trustee.

            (b) Unless the Committee determines otherwise with respect to any Award and specifies such determination in the relevant Award Notice, any dividends or distributions declared and paid in property other than cash with respect to Shares shall be subject to the same vesting and other restrictions as the Shares to which the Award relates. Any such dividends declared and paid with respect to Shares that are not, as of the record date for such dividend, allocated to any Eligible Director or Eligible Employee in connection with any Award shall, at the direction of the Committee, be held in the Trust or used to pay the administrative expenses of the Plan, including any compensation due to the Trustee or, in the case of a stock dividend, used for future Awards.

      Section 6.6    Voting Rights.

            (a) Each Eligible Director or Eligible Employee to whom an Award has been made that is not fully vested shall have the right to exercise, or direct the exercise of, all voting rights appurtenant to unvested Shares related to such Award. Such a direction for any Shares as to which the Eligible Director or Eligible Employee is not the record owner shall be given by completing and filing, with the inspector of elections, the Trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction, a written direction in the form and manner prescribed by the Committee. If no such direction is given by an Eligible Director or Eligible Employee, then the voting rights appurtenant to the Shares allocated to him shall not be exercised.

            (b) To the extent that the Trust Fund contains Shares that are not allocated in connection with an Award, all voting rights appurtenant to such Shares shall be exercised by the Trustee in such manner as the Committee shall direct to reflect the

                                     D-8

      voting directions given by Eligible Directors or Eligible Employees with respect to Shares allocated in connection with their Awards.

            (c) The Committee shall furnish, or cause to be furnished, to each Eligible Director or Eligible Employee who is not the record holder of the Shares relating to his or her Award all annual reports, proxy materials and other information furnished by Westborough Financial Services, Inc., or by any proxy solicitor, to the holders of Shares.

      Section 6.7    Tender Offers.

            (a) Each Eligible Director or Eligible Employee to whom an Award has been made that is not fully vested shall have the right to respond, or to direct the response, with respect to the Shares related to such Award, to any tender offer, exchange offer or other offer made to the holders of Shares. Such a direction for any Shares as to which the Eligible Director or Eligible Employee is not the record owner shall be given by completing and filing, with the inspector of elections, the Trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction, a written direction in the form and manner prescribed by the Committee. If no such direction is given by an Eligible Director or Eligible Employee, then the Shares shall not be tendered or exchanged.

            (b) To the extent that the Trust Fund contains Shares that are not allocated in connection with an Award, all responses to tender, exchange and other offers appurtenant to such Shares shall be given by the Trustee in such manner as the Committee shall direct to reflect the responses given by Eligible Directors or Eligible Employees with respect to Shares allocated in connection with their Awards.

            (c) The Committee shall furnish, or cause to be furnished, to each Eligible Director or Eligible Employee, all information furnished by the offeror to the holders of Shares.

      Section 6.8    Limitations on Awards.

            (a) No Award shall be granted under the Plan prior to the date on which the Plan is approved by shareholders pursuant to section 9.9;

            (b) No Award granted under the Plan shall become vested more rapidly than under the following schedule:

                  (i) prior to the first anniversary of the Effective Date, no part of any Award shall be vested in the absence of the death or Disability of the Award recipient;

                  (ii) on and after the first anniversary of the Effective Date and prior to the second anniversary of the Effective Date, an Award will be vested as to a maximum of twenty percent (20%) of the Shares subject to the Award when granted in the absence of the death or Disability of the Award recipient;

                  (iii) on and after the second anniversary of the Effective Date and prior to the third anniversary of the Effective Date, an Award may be vested as to a maximum of forty percent (40%) of the Shares subject to the Award when granted in the absence of the death or Disability of the Award recipient;

                  (iv) on and after the third anniversary of the Effective Date and prior to the fourth anniversary of the Effective Date, an Award may be vested as to a maximum of sixty percent (60%) of the Shares subject to the Award when granted in the absence of the death or Disability of the Award recipient;

                  (v) on and after the fourth anniversary of the Effective Date and prior to the fifth anniversary of the Effective Date, an Award may be vested as to a maximum of eighty percent (80%) of the Shares subject to the Award when granted in the absence of the death or Disability of the Award recipient; and

                  (vi) on and after the fifth anniversary of the Effective Date, the Award may be vested as to one hundred percent (100%) of the Shares subject to the Award when granted; and

                  (vii) an Award may become fully vested on the date of the Award holder's death or Disability without regard to the time expired from and after the Effective Date.

            (c) An Award by its terms shall not be transferable by the Eligible Director or Eligible Employee other than by will or by the laws of descent and distribution, and the Shares granted pursuant to such Award and held in the Trust shall be distributable, during the lifetime of the Recipient, only to the Recipient.

                                     D-9

                                 ARTICLE VII

                                   VESTING

      Section 7.1    Vesting of Awards.

      Subject to the terms and conditions of the Plan, unless otherwise determined by the Committee and specified in the Award Notice relating to an Award, Shares subject to each Award granted to an Eligible Director or Eligible Employee under the Plan shall become vested as follows: (i) twenty percent (20%) of such Shares shall become vested thirty (30) calendar days after the end of the calendar quarter that includes the first anniversary of the date of grant; (ii) an additional twenty percent (20%) of such Shares shall become vested thirty (30) calendar days after the end of the calendar quarter that includes the second anniversary of the date of grant; (iii) an additional twenty percent (20%) of such Shares shall become vested thirty
(30) calendar days after the end of the calendar quarter that includes the third anniversary of the date of grant; (iv) an additional twenty percent (20%) of such Shares shall become vested thirty (30) calendar days after the end of the calendar quarter that includes the fourth anniversary of the date of grant; (v) an additional twenty percent (20%) of such Shares shall become vested thirty (30) calendar days after the end of the calendar quarter that includes the fifth anniversary of the date of grant; and provided, further, an Award shall become 100% vested upon the Award recipient's death or Disability.

      Section 7.2    Designation of Beneficiary.

      An Eligible Director or Eligible Employee who has received an Award may designate a Beneficiary to receive any undistributed Shares that are, or become, available for distribution on, or after, the date of his death. Such designation (and any change or revocation of such designation) shall be made in writing in the form and manner prescribed by the Committee. In the event that the Beneficiary designated by an Eligible Director or Eligible Employee dies prior to the Eligible Director or Eligible Employee, or in the event that no Beneficiary has been designated, any undistributed Shares that are, or become, available for distribution on, or after, the Eligible Director's or Eligible Employee's death shall be paid to the executor or administrator of the Eligible Director's or Eligible Employee's estate, or if no such executor or administrator is appointed within such time as the Committee, in its sole discretion, shall deem reasonable, to such one or more of the spouse and descendants and blood relatives of such deceased person as the Committee may select.

      Section 7.3    Manner of Distribution.

            (a) Except as provided in section 7.3(b), as soon as practicable following the date any Shares granted pursuant to an Award become vested pursuant to sections 7.1, the Committee shall take such actions as are necessary to cause the transfer of record ownership of the Shares that have become vested from the Trustee to the Award holder and shall cause the Trustee to distribute to the Award holder all property other than Shares then being held in connection with the Shares being distributed.

            (b) The Committee may, in its discretion, cause the transfer to an Award recipient of record ownership of the Shares subject to such Award that have not yet vested. Any such Shares shall be held in certificated form only, and the certificate therefor shall bear the following or a substantially similar legend:

                  The securities evidenced hereby are subject to the terms of an Award Notice dated [date] between the issuer and [name of Award

                                    D-10

                  recipient] pursuant to the Westborough Financial Services, Inc. 2001 Recognition and Retention Plan, a copy of which is on file with the issuer and may be inspected at the issuer's executive offices at 100 East Main Street, Westborough, Massachusetts 01581. No sale, transfer, hypothecation or other disposition of these securities may be made except in compliance with the terms of such Award Notice and the terms of the Plan.

            (c) The Company's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Eligible Director or Eligible Employee or Beneficiary to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, or (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

      Section 7.4    Taxes.

      The Company, the Committee or the Trustee shall have the right to require any person entitled to receive Shares pursuant to an Award to pay the amount of any tax which is required to be withheld with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the amount required to be withheld.

                                ARTICLE VIII

                          AMENDMENT AND TERMINATION

      Section 8.1    Termination.

      The Board may suspend or terminate the Plan in whole or in part at any time by giving written notice of such suspension or termination to the Committee; provided, however, that the Plan may not be terminated while there are outstanding Awards that may thereafter become vested. Upon the termination of the Plan, the Trustee shall make distributions from the Trust Fund in such amounts and to such persons as the Committee may direct and shall return the remaining assets of the Trust Fund, if any, to Westborough Financial Services, Inc.

      Section 8.2    Amendment.

      The Board may amend or revise the Plan in whole or in part at any time; provided, however, that no such amendment or revision shall alter the stockholder approval standard set forth in Article X as a condition precedent to the effectiveness of Article X or otherwise directly or indirectly give effect to the substance of the provisions of Article X without compliance with the stockholder approval requirement set forth therein.

                                    D-11

      Section 8.3    Adjustments in the Event of a Business Reorganization.

            (a) In the event of any merger, consolidation, or other business reorganization (including but not limited to a Change of Control) in which Westborough Financial Services, Inc. is the surviving entity, and in the event of any stock split, stock dividend or other event generally affecting the number of Shares held by each person who is then a holder of record of Shares, the number of Shares held or permitted to be held in the Trust Fund, the number of Shares covered by outstanding Awards, and the number of Shares available as Awards in total or to particular individuals or groups shall be adjusted to account for such event. Such adjustment shall be effected by multiplying such number of Shares by an amount equal to the number of Shares that would be owned after such event by a person who, immediately prior to such event, was the holder of record of one Share, unless the Committee, in its discretion, establishes another appropriate method of adjustment.

            (b) In the event of any merger, consolidation, or other business reorganization (including but not limited to a Change of Control) in which Westborough Financial Services, Inc. is not the surviving entity, the Trustee shall hold in the Trust Fund any money, stock, securities or other property received by holders of record of Shares in connection with such merger, consolidation, or other business reorganization. Any Award with respect to which Shares had been allocated to an Eligible Director or Eligible Employee shall be adjusted by allocating to the Eligible Director or Eligible Employee receiving such Award the amount of money, stock, securities or other property received by the Trustee for the Shares allocated to such Eligible Director or Eligible Employee, and such money, stock, securities or other property shall be subject to the same terms and conditions of the Award that applied to the Shares for which it has been exchanged.

                                 ARTICLE IX

                                MISCELLANEOUS

      Section 9.1    Status as an Employee Benefit Plan.

      This Plan is not intended to satisfy the requirements for qualification under section 401(a) of the Code or to satisfy the definitional requirements for an "employee benefit plan" under section 3(3) of the Employee Retirement Income Security Act of 1974, as amended. It is intended to be a non-qualified incentive compensation program that is exempt from the regulatory requirements of the Employee Retirement Income Security Act of 1974, as amended. The Plan shall be construed and administered so as to effectuate this intent.

      Section 9.2    No Right to Continued Employment.

      Neither the establishment of the Plan nor any provisions of the Plan nor any action of the Board or the Committee with respect to the Plan shall be held or construed to confer upon any Eligible Director or Eligible Employee any right to continue in the service of any Employer. The Employers reserve the right to dismiss any Eligible Director or Eligible Employee or otherwise deal with any Eligible Director or Eligible Employee to the same extent as though the Plan had not been adopted.

                                    D-12

      Section 9.3    Construction of Language.

      Whenever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to an Article or section number shall refer to an Article or section of this Plan unless otherwise indicated.

      Section 9.4    Governing Law.

      The Plan shall be construed and enforced in accordance with the laws of the Commonwealth of Massachusetts without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by the federal laws of the United States of America. The Plan shall be construed to comply with applicable FDIC Regulations.

      Section 9.5    Headings.

      The headings of Articles and sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Plan, the text shall control.

      Section 9.6    Non-Alienation of Benefits.

      The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities, engagements or torts; provided, however, that any recipient of an Award who makes an election pursuant to section 83(b) of the Code to include the value of the Shares subject to such Award in gross income for federal income purposes when granted rather than when vested shall have the right to margin such Shares to finance the payment of taxes. Any Shares so margined shall nevertheless remain subject to the forfeiture provisions and other terms and conditions of the Award.

      Section 9.7    Notices.

      Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is personally delivered or 5 days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other:

            (a)    If to the Committee:

                   Westborough Financial Services, Inc.
                   100 East Main Street
                   Westborough, Massachusetts

                   Attention: Clerk

            (b) If to an Eligible Director or Eligible Employee, to the Eligible Director's or Eligible Employee's address as shown in the Employer's records.

                                    D-13

      Section 9.8    Required Regulatory Provisions.

      The making and payment of Awards under this Plan shall be conditioned upon and subject to compliance with section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. 1828(k), and the rules and regulations promulgated thereunder.

      Section 9.9    Approval of Shareholders.

      The Plan shall not be effective or implemented unless approved by the holders (other than Westborough, MHC) of a majority of the total votes eligible to be cast at any duly called annual or special meeting of the Company. No Award shall be made prior to the date on which the Plan becomes effective.

                                  ARTICLE X

        ADDITIONAL PROVISIONS SUBJECT TO FURTHER SHAREHOLDER APPROVAL

      Section 10.1    Accelerated Vesting Upon Retirement or Change in
Control.

      Notwithstanding anything in the Plan to the contrary, but subject to section 10.3, unless otherwise determined by the Committee and specified in the Award Notice relating to an Award: (a) in the event that any Eligible Employee terminates service as an Employee of all Employers, or in the event that an Eligible Director terminates service as a voting member of all Employers' boards of directors, and such termination constitutes a Retirement, all Awards outstanding to such holder on the date of his Retirement shall, to the extent not already vested, become vested upon Retirement; and (b) in the event of a Change of Control, all Awards outstanding under the Plan on the date of the Change of Control shall, to the extent not already vested, become vested on the date of the Change of Control.

      Section 10.2    Discretion to Establish Vesting Schedules.

      Notwithstanding anything in the Plan to the contrary, but subject to section 10.3, section 7.1 shall apply in determining the vesting of Awards only if no different vesting schedule is established by the Committee and specified in the Award Notice.

      Section 10.3    No Effect Prior to Stockholder Approval.

      Notwithstanding anything contained in this Article X to the contrary, the provisions of this Article X shall not be applied, and shall be of no force or effect, unless and until the shareholders of the Company shall have approved such provisions by affirmative vote of the holders of a majority of the Shares represented in person or by proxy and entitled to vote at a meeting of shareholders duly called and held after February 15, 2001.

                                    D-14


                                                            REVOCABLE PROXY

                    Westborough Financial Services, Inc.

       This proxy is solicited on behalf of the Board of Directors of
                    Westborough Financial Services, Inc.
            for the Annual Meeting of Stockholders to be held on
                         Thursday, January 25, 2001

      The undersigned stockholder of Westborough Financial Services, Inc. hereby appoints Walter A. Kinell, Jr., James E. Tashjian and David E. Carlstrom, and each of them, with full powers of substitution, to represent and to vote all shares of common stock of Westborough Financial Services, Inc. held by the undersigned on December 17, 2000 at the Annual Meeting of Stockholders to be held at Wyndham Westborough Hotel located at 5400 Computer Drive, Westborough, Massachusetts 01581, on Thursday, January 25, 2001, at 4:00 p.m., local time, and at any adjournment or postponement thereof.

      This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If you do not give us any direction, this proxy will be voted FOR the proposals in Items 1, 2, 3, 4 and 5.

                         (Continued on Reverse Side)


     PLEASE COMPLETE, SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE
            AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.


The Board of Directors unanimously           Please mark your vote as
recommends a vote "FOR"each of the           indicated in this example. [X]
proposals in Items 1, 2, 3, 4 and 5.

                                             I will attend the annual
                                             meeting.   [ ]

                                             (Please mark box if you plam
                                             to attend the annual meeting.)
                                             (Important: If your shares are
                                             not registered in your name,
                                             you will need additional
                                             documentation to attend the
                                             annual meeting.)

1. Approval to amend Article VI, Section 1 of Westborough Financial Service's Articles of Organization to clarify that directors are allowed to continue serving on the company's board of directors until the annual meeting immediately following his or her 75th birthday.
                        FOR        AGAINST        ABSTAIN
                        [ ]          [ ]            [ ]

2.    Election of five directors for terms of three years each.

      Nominees:  Nelson P. Ball, Robert G. Daniel, Earl H. Hutt,
                 Roger B. Leland, and Joseph F. MacDonough.
                        FOR                       WITHHOLD
              all nominees (except as             for all
                otherwise indicated)              nominees
                        [ ]                         [ ]

Instruction: TO WITHHOLD AUTHORITY to vote for any individual nominee, write that nominee's name in the space provided:

___________________________________________________________________________

3. Ratification of the appointment of Wolf & Co., P.C. as independent public accountants for the fiscal year ending September 30, 2001.
                        FOR        AGAINST        ABSTAIN
                        [ ]          [ ]            [ ]

4. Approval of the Proposed Westborough Financial Services, Inc. 2001 Stock Option Plan.
                        FOR        AGAINST        ABSTAIN
                        [ ]          [ ]            [ ]

5. Approval of the Proposed Westborough Financial Services, Inc. 2001 Recognition and Retention Plan.
                        FOR        AGAINST        ABSTAIN
                        [ ]          [ ]            [ ]

                                       The undersigned hereby acknowledges
                                       receipt of the Notice of Annual
                                       Meeting of Stockholders and the proxy
                                       statement for the 2001 annual meeting.

                                       (Signature(s)) _____________________

                                       Dated: ______________________, _____
                                       Please sign exactly as your name
                                       appears on this proxy.  Joint owners
                                       should each sign personally.  If
                                       signing as attorney, executor,
                                       administrator, trustee or guardian,
                                       please include your full title.
                                       Corporate or partnership proxies
                                       should be signed by an authorized
                                       officer.